UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2019

Annual Report

Deutsche DWS Variable Series I

DWS Bond VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Bond VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 0.87% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,062	$11,397	$12,037	$15,139
	Average annual total return	10.62%	4.45%	3.78%	4.23%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,872	$11,258	$11,620	$14,445
	Average annual total return	8.72%	4.03%	3.05%	3.75%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Bond VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

During the 12-month period ended December 31, 2019, the portfolio provided a total return of 10.62% (Class A shares, unadjusted for contract charges) compared with the 8.72% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The fixed income markets broadly produced exceptionally strong returns in 2019. A backdrop of moderate economic growth and low inflation led the U.S. Federal Reserve to lower its benchmark lending rate by a quarter point on three occasions between the end of July and the end of October. Other major central banks globally also moved to ease monetary policy. U.S. Treasuries performed well in this environment, as yields fell (and prices rose) for bonds of all maturities. For the 12 months ended December 31, 2019, the yield on the 10-year note fell from 2.69% to 1.92% while the two-year yield fell from 2.48% to 1.58%, resulting in a steepening of the curve. Treasury yields bottomed out around late August, when the market began to factor in improving economic data and the reduced outlook for further Fed rate cuts. Corporate bonds led performance within the U.S. investment grade bond market for the year, benefiting from the decline in Treasury yields and continued corporate profit growth. Below investment grade, high yield corporates also posted strong returns. Securitized assets such as mortgage backed securities, asset backed securities, and commercial mortgage backed securities were comfortably in positive territory, while lagging securities more sensitive to credit and interest rate conditions.

The portfolio’s outperformance versus the benchmark for the 12-month period was driven principally by exposure to more credit-sensitive fixed-income sectors, most notably investment grade and high yield corporate bonds. Positioning with respect to duration and corresponding interest rate sensitivity was also a significant contributor to performance. The portfolio had a longer duration than the benchmark for much of the first half of the period as interest rates steadily declined. Finally, investments in securitized asset categories contributed modestly to relative performance. There were few material detractors over the year. Derivatives used to hedge currency, credit and interest rate risk weighed slightly on performance. The negative impact of an underweight to Treasuries was more than offset by the portfolio’s overweight stance with respect to credit risk. Entering a new year, we are maintaining a constructive stance with respect to the corporate bond market based on supportive technical factors and some easing of headlines around geopolitical risks. However, we are moving forward with caution as many of the geopolitical issues remain unresolved.

Thomas M. Farina, CFA, Managing Director

Gregory M. Staples, CFA, Managing Director

Kelly L. Beam, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk

4	|	Deutsche DWS Variable Series I — DWS Bond VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Bloomberg Barclays US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Credit spread is the additional yield provided by bonds rated AA and below vs. comparable maturity bonds rated AAA.

Commercial mortgage-backed securities are secured by loans on commercial properties. Asset-backed securities are secured by loans, credit or receivables, exclusive of mortgage debt.

Contributors and detractors incorporate both a holding’s return and its weight. If two holdings have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

A derivative is a contract whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives experience significant losses if the underlying security moves contrary to the investor’s expectations.

A measure of bond price volatility, duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Deutsche DWS Variable Series I — DWS Bond VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Total Net Assets)	12/31/19	12/31/18
Corporate Bonds	44%	58%
Mortgage-Backed Securities Pass-Throughs	18%	20%
Government & Agency Obligations	13%	5%
Collateralized Mortgage Obligations	12%	4%
Asset-Backed	8%	9%
Commercial Mortgage-Backed Securities	7%	4%
Short-Term U.S. Treasury Obligations	2%	3%
Commercial Paper	—	1%
Cash Equivalents, Securities Lending Collateral and other Assets and Liabilities, net	–4%	–4%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
AAA	33%	26%
AA	12%	9%
A	16%	19%
BBB	27%	33%
BB	9%	11%
B	1%	1%
Not Rated	2%	1%
	100%	100%

Interest Rate Sensitivity	12/31/19	12/31/18
Effective Maturity	8.6 years	9.6 years
Effective Duration	5.9 years	5.8 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Bond VIP

Investment Portfolio	as of December 31, 2019

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 44.5%
Communication Services 5.7%

Amazon.com, Inc., 4.25%, 8/22/2057	45,000	54,896

AT&T, Inc.:

3-month USD-LIBOR + 1.180%, 3.067%*, 6/12/2024	207,000	210,592

4.35%, 3/1/2029	80,000	89,001

CCO Holdings LLC, 144A, 4.75%, 3/1/2030	100,000	101,803

Centurylink, Inc., 144A, 5.125%, 12/15/2026	90,000	91,587

Charter Communications Operating LLC:

3.75%, 2/15/2028	75,000	77,798

4.8%, 3/1/2050	30,000	31,635

Comcast Corp.:

2.65%, 2/1/2030	93,000	93,398

3.55%, 5/1/2028	140,000	150,679

4.15%, 10/15/2028	80,000	90,108

4.6%, 10/15/2038	100,000	119,227

Discovery Communications LLC, 5.3%, 5/15/2049	50,000	59,272

Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	250,000	264,652

Netflix, Inc.:

5.5%, 2/15/2022	225,000	238,219

5.875%, 11/15/2028	125,000	138,570

Symantec Corp., 3.95%, 6/15/2022	225,000	230,690

VeriSign, Inc.:

4.625%, 5/1/2023	250,000	254,000

5.25%, 4/1/2025	250,000	275,577

Verizon Communications, Inc.:

4.016%, 12/3/2029	100,000	111,475

4.329%, 9/21/2028	70,000	79,448

		2,762,627

Consumer Discretionary 4.7%

1011778 B.C. Unlimited Liability Co., 144A, 4.375%, 1/15/2028	210,000	210,525

Boyd Gaming Corp., 144A, 4.75%, 12/1/2027	60,000	62,325

Ford Motor Credit Co. LLC, 5.584%, 3/18/2024	206,000	223,003

General Motors Financial Co., Inc.:

3.15%, 6/30/2022	265,000	270,114

4.35%, 4/9/2025	84,000	89,630

Hasbro, Inc., 3.55%, 11/19/2026	70,000	70,492

Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	130,000	132,437

Hyundai Capital America, 144A, 3.5%, 11/2/2026	200,000	202,819

Las Vegas Sands Corp.:

3.5%, 8/18/2026	100,000	102,879

3.9%, 8/8/2029	45,000	46,987

Lowe’s Companies, Inc.:

4.05%, 5/3/2047	40,000	43,214

4.55%, 4/5/2049	25,000	29,517

NCL Corp. Ltd., 144A, 3.625%, 12/15/2024	180,000	182,475

	Principal Amount ($)(a)	Value ($)

Nordstrom, Inc., 4.375%, 4/1/2030	40,000	40,794

Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	130,000	133,185

Sands China Ltd., 4.6%, 8/8/2023	200,000	211,072

Starbucks Corp., 4.5%, 11/15/2048	60,000	69,908

Walmart, Inc., 3.4%, 6/26/2023	175,000	184,012

		2,305,388

Consumer Staples 1.3%

Altria Group, Inc.:

4.8%, 2/14/2029	70,000	78,027

5.95%, 2/14/2049	20,000	24,249

Anheuser-Busch InBev Worldwide, Inc.:

5.45%, 1/23/2039	90,000	113,259

5.55%, 1/23/2049	55,000	71,462

Constellation Brands, Inc., 5.25%, 11/15/2048	30,000	36,492

Estee Lauder Companies, Inc.:

2.375%, 12/1/2029	26,000	25,993

3.125%, 12/1/2049	42,000	42,030

Keurig Dr Pepper, Inc.:

4.057%, 5/25/2023	90,000	94,923

4.597%, 5/25/2028	70,000	78,606

PepsiCo, Inc., 3.375%, 7/29/2049	55,000	57,695

		622,736

Energy 4.2%

Apache Corp.:

4.375%, 10/15/2028	70,000	73,219

4.75%, 4/15/2043	40,000	38,649

Canadian Natural Resources Ltd., 3.85%, 6/1/2027	125,000	133,133

Cenovus Energy, Inc., 5.4%, 6/15/2047	40,000	46,491

Cheniere Energy Partners LP, 5.625%, 10/1/2026	370,000	391,275

Devon Energy Corp., 5.0%, 6/15/2045	100,000	116,067

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	200,000	224,162

Energy Transfer Operating LP, 4.25%, 3/15/2023	350,000	365,580

Enterprise Products Operating LP, 4.2%, 1/31/2050	70,000	75,140

Exxon Mobil Corp., 2.44%, 8/16/2029	87,000	87,847

Hess Corp., 5.8%, 4/1/2047	100,000	122,474

Kinder Morgan, Inc., 5.2%, 3/1/2048	60,000	69,675

MPLX LP, 5.5%, 2/15/2049	110,000	124,969

Occidental Petroleum Corp.:

3.5%, 8/15/2029	64,000	65,336

4.2%, 3/15/2048	30,000	29,803

Plains All American Pipeline LP, 3.55%, 12/15/2029	40,000	39,460

TransCanada PipeLines Ltd, 5.1%, 3/15/2049	50,000	61,025

		2,064,305

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	7

	Principal Amount ($)(a)	Value ($)
Financials 8.7%

Air Lease Corp., 4.625%, 10/1/2028	75,000	82,717

Aircastle Ltd., 4.4%, 9/25/2023	109,000	115,251

ANZ New Zealand Int’l Ltd., 144A, 3.4%, 3/19/2024	200,000	208,530

ASB Bank Ltd., 144A, 3.75%, 6/14/2023	200,000	209,394

Banco Santander Maxico SA, 2.706%, 6/27/2024	200,000	202,848

Bank of America Corp.:

3-month USD-LIBOR + 0.012%, 2.884% , 10/22/2030	120,000	121,054

3.824%, 1/20/2028	364,000	390,828

Citigroup, Inc.:

2.976%, 11/5/2030	60,000	60,933

3.2%, 10/21/2026	170,000	176,390

3.98%, 3/20/2030	105,000	114,955

Credit Suisse Group AG, 144A, 4.282%, 1/9/2028	250,000	272,026

Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	96,000	104,606

Global Payments, Inc., 3.2%, 8/15/2029	120,000	122,305

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	40,000	40,468

HSBC Holdings PLC, 2.633%, 11/7/2025	250,000	250,997

JPMorgan Chase & Co.:

2.739% , 10/15/2030	100,000	100,015

3-month USD-LIBOR + 1.337%, 3.782%, 2/1/2028	230,000	248,029

Morgan Stanley, 4.431%, 1/23/2030	250,000	282,769

PayPal Holdings, Inc.:

2.65%, 10/1/2026	84,000	85,180

2.85%, 10/1/2029	25,000	25,232

Prudential Financial, Inc., 4.35%, 2/25/2050	25,000	28,821

Santander Holdings U.S.A., Inc., 144A, 3.244%, 10/5/2026	270,000	272,991

State Street Corp., 4.141%, 12/3/2029	130,000	145,095

Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	70,000	80,891

Synchrony Financial, 4.375%, 3/19/2024	40,000	42,680

The Allstate Corp., 3.85%, 8/10/2049	30,000	33,228

The Goldman Sachs Group, Inc., 3.814%, 4/23/2029	155,000	166,296

Wells Fargo & Co.:

3.196%, 6/17/2027	90,000	93,390

4.15%, 1/24/2029	150,000	167,095

		4,245,014

Health Care 4.7%

AbbVie, Inc.:

144A, 3.2%, 11/21/2029	50,000	50,868

144A, 4.25%, 11/21/2049	30,000	31,855

4.45%, 5/14/2046	20,000	21,422

Alcon Finance Corp., 144A, 3.0%, 9/23/2029	200,000	203,481

Allergan Funding SCS, 4.75%, 3/15/2045	25,000	27,228

	Principal Amount ($)(a)	Value ($)

Amgen, Inc., 4.563%, 6/15/2048	40,000	46,498

Anthem, Inc., 2.875%, 9/15/2029	40,000	39,849

Bausch Health Cos, Inc., 144A, 5.25%, 1/30/2030	40,000	41,480

Boston Scientific Corp., 4.0%, 3/1/2029	75,000	83,005

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	85,000	100,918

Centene Corp.:

144A, 4.25%, 12/15/2027	90,000	92,587

144A, 4.625%, 12/15/2029	50,000	52,567

CVS Health Corp., 5.05%, 3/25/2048	85,000	100,727

DH Europe Finance II Sarl, 0.75%, 9/18/2031	EUR 200,000	218,839

HCA, Inc.:

5.25%, 6/15/2026	130,000	145,643

5.375%, 9/1/2026	115,000	128,081

7.5%, 2/15/2022	225,000	248,625

Merck & Co., Inc., 4.0%, 3/7/2049	80,000	93,832

Pfizer, Inc., 4.2%, 9/15/2048	60,000	70,405

Select Medical Corp., 144A, 6.25%, 8/15/2026	160,000	173,203

Stryker Corp.:

3.375%, 11/1/2025	80,000	84,807

4.625%, 3/15/2046	40,000	48,190

Thermo Fisher Scientific, Inc., 2.6%, 10/1/2029	110,000	108,816

UnitedHealth Group, Inc.:

2.875%, 8/15/2029	54,000	55,582

4.45%, 12/15/2048	10,000	11,961

		2,280,469

Industrials 2.4%

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	167,000	180,006

BBA U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	185,000	182,465

CSX Corp.:

3.35%, 9/15/2049	50,000	49,318

4.25%, 11/1/2066	20,000	21,396

Delta Air Lines, Inc., 4.375%, 4/19/2028	94,000	99,163

FedEx Corp., 4.05%, 2/15/2048	114,000	110,150

Ingersoll-Rand Luxembourg Finance SA, 3.8%, 3/21/2029	120,000	128,875

Norfolk Southern Corp., 4.1%, 5/15/2049	40,000	44,209

Parker-Hannifin Corp., 3.25%, 6/14/2029	40,000	41,790

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	195,000	206,310

Union Pacific Corp., 144A, 3.839%, 3/20/2060	60,000	60,878

United Technologies Corp., 4.625%, 11/16/2048	45,000	56,393

		1,180,953

Information Technology 3.4%

Apple, Inc.:

2.05%, 9/11/2026	77,000	76,454

3.75%, 9/12/2047	100,000	111,391

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Broadcom, Inc.:

144A, 3.125%, 4/15/2021	105,000	106,275

144A, 3.625%, 10/15/2024	200,000	207,978

Dell International LLC:

144A, 4.9%, 10/1/2026	198,000	218,037

144A, 5.875%, 6/15/2021	159,000	161,485

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	95,000	104,500

Fiserv, Inc., 3.5%, 7/1/2029	140,000	147,151

International Business Machines Corp., 3.5%, 5/15/2029	100,000	107,591

Microsoft Corp., 3.7%, 8/8/2046	86,000	97,245

MSCI, Inc., 144A, 4.0%, 11/15/2029	65,000	65,894

NXP BV, 144A, 3.875%, 9/1/2022	200,000	207,510

Oracle Corp., 4.0%, 11/15/2047	55,000	61,532

		1,673,043

Materials 1.6%

AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	110,000	116,383

Corp. Nacional del Cobre de Chile, 144A, 3.0%, 9/30/2029	200,000	197,214

DuPont de Nemours, Inc., 5.419%, 11/15/2048	25,000	30,847

SASOL Financing U.S.A. LLC, 5.875%, 3/27/2024	200,000	216,572

Suzano Austria GmbH, 144A, 5.75%, 7/14/2026	200,000	223,500

		784,516

Real Estate 2.4%

American Tower Corp., (REIT), 3.8%, 8/15/2029	55,000	58,802

Crown Castle International Corp.:

(REIT), 3.8%, 2/15/2028	50,000	53,300

(REIT), 5.25%, 1/15/2023	135,000	146,652

Equinix, Inc.:

(REIT), 2.625%, 11/18/2024	74,000	74,138

(REIT), 3.2%, 11/18/2029	81,000	81,301

Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	135,000	142,052

Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	80,000	81,936

Omega Healthcare Investors, Inc., (REIT), 5.25%, 1/15/2026	50,000	55,626

SBA Communications Corp.:

(REIT), 4.0%, 10/1/2022	190,000	193,562

(REIT), 4.875%, 9/1/2024	125,000	129,688

VICI Properties LP:

144A (REIT), 4.25%, 12/1/2026	54,000	55,620

144A (REIT), 4.625%, 12/1/2029	30,000	31,275

Welltower, Inc., (REIT), 3.1%, 1/15/2030	80,000	81,017

		1,184,969

Utilities 5.4%

Abu Dhabi National Energy Co. PJSC, 144A, 4.375%, 4/23/2025	210,000	226,233

American Electric Power Co., Inc.:

3.2%, 11/13/2027	50,000	51,598

4.3%, 12/1/2028	20,000	22,260

Calpine Corp.:

144A, 4.5%, 2/15/2028	210,000	211,863

144A, 5.125%, 3/15/2028	100,000	102,070

	Principal Amount ($)(a)		Value ($)

Duke Energy Corp.:

3.4%, 6/15/2029		30,000	31,359

4.2%, 6/15/2049		30,000	33,172

Edison International, 5.75%, 6/15/2027		370,000	415,437

EDP Finance BV, 144A, 3.625%, 7/15/2024		200,000	207,810

Enel Finance International NV, 144A, 4.25%, 9/14/2023		300,000	317,665

NextEra Energy Capital Holdings, Inc.:

3.25%, 4/1/2026		36,000	37,503

3.5%, 4/1/2029		58,000	61,744

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026		175,000	175,656

144A, 4.25%, 7/15/2024		250,000	260,313

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	222,000	273,670

Sempra Energy, 4.0%, 2/1/2048		55,000	57,811

Southern California Edison Co., 4.875%, 3/1/2049		50,000	59,318

Southern Power Co., Series F, 4.95%, 12/15/2046		87,000	96,666

			2,642,148
Total Corporate Bonds (Cost $20,692,471)			21,746,168

Mortgage-Backed Securities Pass-Throughs 17.8%

Federal Home Loan Mortgage Corp.:

3.0%, 11/1/2049		496,882	500,696

4.0%, 8/1/2039		283,807	304,096

5.5%, with various maturities from 10/1/2023 until 5/1/2041		452,615	505,479

6.5%, 3/1/2026		35,261	37,225

Federal National Mortgage Association:

3.5%, with various maturities from 12/1/2045 until 1/1/2047		2,162,931	2,273,420

4.0%, 4/1/2047		1,686,714	1,805,895

12-month USD-LIBOR + 1.750%, 4.375%*, 9/1/2038		26,069	26,986

5.0%, 10/1/2033		25,189	27,691

5.5%, with various maturities from 12/1/2032 until 8/1/2037		465,794	521,845

6.0%, with various maturities from 4/1/2024 until 3/1/2025		89,949	94,247

6.5%, with various maturities from 11/1/2024 until 1/1/2036		46,675	51,766

Government National Mortgage Association:

3.0%, 1/1/2050 (b)		1,300,000	1,335,256

3.5%, 1/1/2050 (b)		1,200,000	1,236,720
Total Mortgage-Backed Securities Pass-Throughs (Cost $8,528,639)			8,721,322

Asset-Backed 8.4%
Automobile Receivables 5.0%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025		660,000	665,838

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2015-1A, 144A, 3.96%, 7/20/2021		500,000	501,139

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	9

	Principal Amount ($)(a)	Value ($)

Hertz Vehicle Financing II LP:

“A”, Series 2017-1A, 144A, 2.96%, 10/25/2021	750,000	753,836

“A”, Series 2018-1A, 144A, 3.29%, 2/25/2024	500,000	511,717

		2,432,530

Credit Card Receivables 2.0%

World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	1,000,000	997,146

Miscellaneous 1.4%

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	230,000	233,476

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	52,316	52,097

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	401,131	406,173

		691,746
Total Asset-Backed (Cost $4,090,567)		4,121,422

Commercial Mortgage-Backed Securities 6.6%

Bank, “B”, Series 2018-BN13, 4.545%*, 8/15/2061	500,000	550,947

BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 2.84%*, 11/15/2034	280,000	279,104

Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	600,000	623,666

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.537%*, 12/25/2024	4,873,062	114,459

“X1”, Series K054, Interest Only, 1.174%*, 1/25/2026	1,815,581	110,412

GS Mortgage Securities Corp. II, “B”, Series 2018-GS10, 4.373%*, 7/10/2051	500,000	549,039

Morgan Stanley Capital Barclays Bank Trust, “C”, Series 2016-MART, 144A, 2.817%, 9/13/2031	500,000	498,779

Morgan Stanley Capital I Trust, “A4” Series 2019-L3, 3.127%, 11/15/2029	500,000	515,986
Total Commercial Mortgage-Backed Securities (Cost $3,141,498)		3,242,392

Collateralized Mortgage Obligations 11.5%

Countrywide Home Loan, “A2”, Series 2006-1, 6.0%, 3/25/2036	134,104	112,263

CSFB Mortgage-Backed Pass-Through Certificates, “10A3”, Series 2005-10, 6.0%, 11/25/2035	75,354	36,827

Federal Home Loan Mortgage Corp.:

“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	1,367,341	184,860

	Principal Amount ($)(a)	Value ($)

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	207,778	24,942

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	996,019	160,396

Federal National Mortgage Association:

“ZL”, Series 2017-55, 3.0%, 10/25/2046	538,892	519,821

“CL”, Series 7436, 3.0%, 12/15/2047	1,000,000	1,030,375

“PA”, Series 4885, 3.0%, 4/15/2048	955,445	984,881

Government National Mortgage Association:

“PL”, Series 2013-19, 2.5%, 2/20/2043	684,500	645,384

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	190,099	13,663

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	47,954	8,277

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	92,163	15,901

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	35,895	6,183

JPMorgan Mortgage Trust:

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 2.603%*, 5/25/2050	295,909	294,570

“A3”, Series 2019-INV3, 144A, 3.5%, 5/25/2050	450,000	458,649

MASTR Alternative Loans Trust:

“5A1”, Series 2005-1, 5.5%, 1/25/2020	654	672

“8A1”, Series 2004-3, 7.0%, 4/25/2034	3,012	3,117

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	225,168	225,455

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	181,595	182,989

Sequoia Mortgage Trust, “A4”, Series 2018-8, 144A, 4.0%, 11/25/2048	512,397	516,460

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	193,689	194,860
Total Collateralized Mortgage Obligations (Cost $5,709,901)		5,620,545

Government & Agency Obligations 13.3%
Other Government Related (c) 0.7%
Novatek OAO, 144A, 6.604%, 2/3/2021	300,000	314,106

Sovereign Bonds 1.1%

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR290,000	340,212

Republic of South Africa, 4.875%, 4/14/2026	200,000	208,077

		548,289

U.S. Treasury Obligations 11.5%

U.S. Treasury Bond, 2.25%, 8/15/2049	2,419,000	2,353,233

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

U.S. Treasury Note, 1.75% (d), 11/15/2029	3,341,000	3,293,234

		5,646,467
Total Government & Agency Obligations (Cost $6,547,965)		6,508,862

Short-Term U.S. Treasury Obligations 2.3%

U.S. Treasury Bills:

1.564%**, 9/10/2020	250,000	247,340

1.595%**, 9/10/2020	90,000	89,043

1.763%**, 7/16/2020 (e)	804,000	797,275
Total Short-Term U.S. Treasury Obligations (Cost $1,132,490)		1,133,658

	Shares	Value ($)
Securities Lending Collateral 6.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (f) (g) (Cost $3,030,000)	3,030,000	3,030,000

	Shares	Value ($)

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.62% (f) (Cost $163,542)	163,542	163,542

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $53,037,073)	110.9	54,287,911
Other Assets and Liabilities, Net	(10.9)	(5,340,426)
Net Assets	100.0	48,947,485

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 6.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (f) (g)
111,600	2,918,400	(h)	—	—	—	2,652	—	3,030,000	3,030,000
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.62% (f)
1,975,521	28,384,458		30,196,437	—	—	44,188	—	163,542	163,542
2,087,121	31,302,858		30,196,437	—	—	46,840	—	3,193,542	3,193,542

*

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued, delayed delivery or forward commitment securities included.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.

(d)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $2,957,109, which is 6.0% of net assets.

(e)	At December 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	11

LIBOR: London Interbank Offered Rate

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2019 open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/20/2020	2	259,442	256,844	(2,598)
2 Year U.S. Treasury Note	USD	3/31/2020	21	4,527,737	4,525,500	(2,237)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2020	10	1,425,229	1,407,031	(18,198)
Total net unrealized depreciation						(23,033)

At December 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/20/2020	11	2,075,522	1,998,219	77,303
Total net unrealized appreciation						77,303

At December 31, 2019, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount (i)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)

Markit Commercial Mortgage Backed Securities Index Series 12	2.0%/Monthly	8/17/2061	235,000	USD	(759)	(7,147)	6,388

(i)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	550,000	USD	613,132	2/19/2020	(5,701)	Bank of America
EUR	200,000	USD	222,875	2/19/2020	(2,156)	State Street Bank and Trust
Total unrealized depreciation					(7,857)

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding future contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series I — DWS Bond VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (j)
Corporate Bonds	$—	$21,746,168	$—	$21,746,168
Mortgage-Backed Securities Pass-Throughs	—	8,721,322	—	8,721,322
Asset-Backed	—	4,121,422	—	4,121,422
Commercial Mortgage-Backed Securities	—	3,242,392	—	3,242,392
Collateralized Mortgage Obligations	—	5,620,545	—	5,620,545
Government & Agency Obligations	—	6,508,862	—	6,508,862
Short-Term U.S. Treasury Obligations	—	1,133,658	—	1,133,658
Short-Term Investments (j)	3,193,542	—	—	3,193,542
Derivatives (k)
Futures Contracts	77,303	—	—	77,303
Credit Default Swap Contracts	—	6,388	—	6,388
Total	$3,270,845	$51,100,757	$—	$54,371,602

Liabilities
Derivatives (k)
Futures Contracts	$(23,033)	$—	$—	$(23,033)
Forward Foreign Currency Contracts	—	(7,857)	—	(7,857)
Total	$(23,033)	$(7,857)	$—	$(30,890)

(j)	See Investment Portfolio for additional detailed categorizations.

(k)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	13

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $49,843,531) — including $2,957,109 of securities loaned	$51,094,369
Investment in DWS Government & Agency Securities Portfolio (cost $3,030,000)*	3,030,000
Investment in DWS Central Cash Management Government Fund (cost $163,542)	163,542
Cash	10,392
Receivable for Fund shares sold	35,429
Interest receivable	315,141
Receivable for variation margin on futures contracts	12,047
Foreign taxes recoverable	959
Other assets	1,535
Total assets	54,663,414

Liabilities
Payable for securities loaned	3,030,000
Payable for investments purchased — when-issued/delayed delivery securities	2,577,742
Payable for Fund shares redeemed	1,580
Payable for variation margin on centrally cleared swaps	771
Unrealized depreciation on forward foreign currency contracts	7,857
Accrued management fee	27
Accrued Trustees’ fees	1,369
Other accrued expenses and payables	96,583
Total liabilities	5,715,929
Net assets, at value	$48,947,485

Net Assets Consist of
Distributable earnings (loss)	567,053
Paid-in capital	48,380,432
Net assets, at value	$48,947,485
Net Asset Value

Net asset value, offering and redemption price per share ($48,947,485 ÷ 8,618,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.68

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Interest (net of foreign taxes withheld of $205)	$1,700,430
Income distributions — DWS Central Cash Management Government Fund	44,188
Securities lending income, net of borrower rebates	2,652
Total income	1,747,270
Expenses:
Management fee	188,760
Administration fee	48,400
Services to shareholders	1,518
Custodian fee	10,212
Professional fees	70,463
Reports to shareholders	36,573
Trustees’ fees and expenses	4,587
Pricing service fee	23,467
Other	5,857
Total expenses before expense reductions	389,837
Expense reductions	(70,397)
Total expenses after expense reductions	319,440
Net investment income	1,427,830

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,129,190
Swap contracts	(209,366)
Futures	3,988
Forward foreign currency contracts	56,593
Foreign currency	(28,706)
951,699
Change in net unrealized appreciation (depreciation) on:
Investments	2,332,232
Swap contracts	30,530
Futures	65,661
Forward foreign currency contracts	(25,768)
Foreign currency	13,602
2,416,257
Net gain (loss)	3,367,956
Net increase (decrease) in net assets resulting from operations	$4,795,786

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series I — DWS Bond VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income	$1,427,830	$1,528,195
Net realized gain (loss)	951,699	(1,343,833)
Change in net unrealized appreciation (depreciation)	2,416,257	(1,524,541)
Net increase (decrease) in net assets resulting from operations	4,795,786	(1,340,179)
Distributions to shareholders:
Class A	(1,466,158)	(2,159,140)
Fund share transactions:
Class A
Proceeds from shares sold	5,436,154	2,190,642
Reinvestment of distributions	1,466,158	2,159,140
Payments for shares redeemed	(7,080,322)	(6,549,537)
Net increase (decrease) in net assets from Class A share transactions	(178,010)	(2,199,755)
Increase (decrease) in net assets	3,151,618	(5,699,074)
Net assets at beginning of period	45,795,867	51,494,941

Net assets at end of period	$48,947,485	$45,795,867

Other Information:
Class A
Shares outstanding at beginning of period	8,635,826	9,030,036
Shares sold	984,384	405,229
Shares issued to shareholders in reinvestment of distributions	271,511	407,385
Shares redeemed	(1,273,705)	(1,206,824)
Net increase (decrease) in Class A shares	(17,810)	(394,210)

Shares outstanding at end of period	8,618,016	8,635,826

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	15

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$5.30	$5.70	$5.52	$5.49	$5.67
Income (loss) from investment operations:

Net investment income[a]	.16	.17	.17	.15	.14
Net realized and unrealized gain (loss)	.39	(.32)	.15	.17	(.15)
Total from investment operations	.55	(.15)	.32	.32	(.01)
Less distributions from:

Net investment income	(.17)	(.25)	(.14)	(.29)	(.17)
Net asset value, end of period	$5.68	$5.30	$5.70	$5.52	$5.49
Total Return (%)[b]	10.62	(2.65)	5.83	5.93	(.29)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	46	51	77	80
Ratio of expenses before expense reductions (%)[c]	.81	.87	.74	.78	.69
Ratio of expenses after expense reductions (%)[c]	.66	.69	.65	.64	.64
Ratio of net investment income (%)	2.95	3.19	2.99	2.68	2.54
Portfolio turnover rate (%)	223	260	205	236	197

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series I — DWS Bond VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP, DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Bond VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

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Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on

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certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $2,042,000 which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($5,000) and long-term losses ($2,037,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated currencies, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,359,138
Capital loss carryforwards	$(2,042,000)
Net unrealized appreciation (depreciation) on investments	$1,249,095

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $53,038,816. The net unrealized appreciation for all investments based on tax cost was $1,249,095. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,552,617 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $303,522.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$1,466,158	$2,159,140

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

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B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2019, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,470,000 to $10,983,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $1,998,000 to $3,993,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs,

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the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to approximately $9,900,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract“) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the six months ended June 30, 2019, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $829,000 to $3,485,000 and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $1,414,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $0 to $1,895,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$77,303	$—	$77,303
Credit Contracts (b)	—	6,388	6,388
	$77,303	$6,388	$83,691

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation of swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

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Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$23,033	$—	$23,033
Foreign Exchange Contracts (d)	—	7,857	7,857
	$23,033	$7,857	$30,890

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (e)	$—	$—	$3,988	$3,988
Credit Contracts (e)	—	(209,366)	—	(209,366)
Foreign Exchange Contracts (f)	56,593	—	—	56,593
	$56,593	$(209,366)	$3,988	$(148,785)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$—	$—	$65,661	$65,661
Credit Contracts (g)	—	30,530	—	30,530
Foreign Exchange Contracts (h)	(25,768)	—	—	(25,768)
	$(25,768)	$30,530	$65,661	$70,423

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$5,701	$—	$—	$5,701
State Street Bank and Trust	2,156	—	—	2,156
	$7,857	$—	$—	$7,857

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C. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$87,232,022	$91,531,898
U.S. Treasury Obligations	$21,619,998	$16,657,481

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed were $70,397.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $48,400, of which $4,159 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC aggregated $566, of which $94 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $10,764, out of which $4,384 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the

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extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $199.

E. Ownership of the Fund

At December 31, 2019, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43%, 24% and 15%, respectively.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

G. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Bond VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Bond VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,016.10
Expenses Paid per $1,000*	$3.35

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,021.88
Expenses Paid per $1,000*	$3.36

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series I — DWS Bond VIP	.66%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

26	|	Deutsche DWS Variable Series I — DWS Bond VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS Bond VIP	|	27

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Bond VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

28	|	Deutsche DWS Variable Series I — DWS Bond VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team made effective February 12, 2018. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency

Deutsche DWS Variable Series I — DWS Bond VIP	|	29

services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series I — DWS Bond VIP	|	31

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

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[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Bond VIP	|	33

Notes

Notes

VS1bond-2 (R-025819-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series I

DWS Capital Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.50% and 0.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,714	$17,044	$19,299	$37,980
	Average annual total return	37.14%	19.45%	14.05%	14.28%
Russell 1000 Growth Index	Growth of $10,000	$13,639	$17,491	$19,790	$41,234
	Average annual total return	36.39%	20.49%	14.63%	15.22%

DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,679	$16,909	$19,049	$36,892
	Average annual total return	36.79%	19.13%	13.76%	13.94%
Russell 1000 Growth Index	Growth of $10,000	$13,639	$17,491	$19,790	$41,234
	Average annual total return	36.39%	20.49%	14.63%	15.22%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

The Fund returned 37.14% (Class A shares, unadjusted for contract charges) in 2019, slightly ahead of the 36.39% return for the Russell 1000® Growth Index. Stock selection was the primary driver of the Fund’s outperformance, highlighted by its strong showing in the health care, industrials, and consumer discretionary sectors. Conversely, its holdings lagged the corresponding benchmark components in financials and communication services.

Thermo Fisher Scientific, Inc. was the strongest contributor in both the health care sector and the Fund as a whole. The company delivered steady organic growth through its balanced exposure across multiple business lines. In addition, its strategic acquisitions were received favorably by the markets. Danaher Corp., another key contributor in health care, was boosted by its ongoing effort to reduce sales volatility and augment its product mix with more consumables and aftermarket business. The animal-health company Zoetis, Inc. also aided results, as the company exceeded earnings expectations and benefited from strong underlying trends in the companion-animal end market. The Fund’s performance in the industrials sector was helped by TransDigm Group, Inc., a maker of aerospace components that benefited from accelerating growth in its after-market business and an earnings boost from a successful acquisition. Lululemon Athletica, Inc. and Dollar General Corp. were key contributors in the consumer discretionary space.

On the negative side, SVB Financial Group* was a notable underperformer in financials. The stock lagged its sector peers due to worries that the flattening yield curve would pressure its net interest margins. Positions in the information technology companies Cognizant Technology Solutions Corp. and 2U, Inc.* also detracted, as did an underweight in Facebook, Inc.

In terms of portfolio activity, we looked to build the highest-conviction positions in companies with consistent growth and visibility regarding their paths to continued profitability. However, due to strong stock market performance and the concurrent increase in valuations, we became extremely selective with regard to individual stocks in the latter part of the period. This was particularly true among those that appeared vulnerable to decelerating top-line growth.

This thinking helps explain the Fund’s underweight in information technology stocks at the close of the year. With this said, we think the classic sector definitions are becoming less meaningful in a modern economy characterized by converging trends. In this vein, we continued to devote our efforts to identifying compelling businesses that use technology to drive innovation-led change and extend their competitive advantages. This applied to companies we identified in the industrials, financials, health care, and consumer sectors. We also looked for businesses that invest in research and development or that benefit from spending in this area. Specifically, we were focused on businesses that are well positioned in structurally growing areas such as digitization, communications, e-commerce, information services, electronic payments, and diagnostics.

The Fund was underweight in health care, as uncertainty on the political front prompted us to take a more cautious stance toward the pharmaceuticals, biotechnology and health care services industries. On the other hand, we continued to identify ideas among the most innovative firms in the medical devices, health-care technology, and diagnostics industries.

Financials were the Fund’s largest sector overweight at year-end, highlighted by a focus on high-quality franchises such as Progressive Corp., American Express Co., and Intercontinental Exchange, Inc. In all cases, these businesses have lower sensitivity to interest-rate and yield-curve movements than traditional financial institutions.

Over the course of the year, we made incremental additions to the Fund’s weighting in higher-growth companies through new investments in DexCom, Inc., Planet Fitness, Inc., and Exact Sciences Corp. among others. Such companies tend to be higher-risk since they are at an earlier stage of their corporate lifecycle, so we held a smaller position (about 10% of assets) in this area as of December 31, 2019. The majority of the

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Fund remained dedicated to stable growers such as Progressive Corp., Becton, Dickinson & Co., and Fiserv, Inc. Conversely, we either sold or reduced position sizes in stocks with an above-average cyclical component to their growth rates, as well as those whose growth appeared to be slowing.

Sebastian P. Werner, PhD, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

*	Not held at December 31, 2019.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/19	12/31/18
Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (As of % of Investment Portfolio excluding Cash Equivalents)	12/31/19	12/31/18
Information Technology	38%	31%
Consumer Discretionary	14%	15%
Communication Services	13%	14%
Health care	13%	15%
Industrials	10%	11%
Financials	6%	7%
Consumer Staples	3%	3%
Real Estate	2%	2%
Materials	1%	1%
Energy	0%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 98.0%
Communication Services 12.9%
Entertainment 6.4%

Activision Blizzard, Inc.	192,570	11,442,509

Live Nation Entertainment, Inc.*	75,536	5,398,558

Netflix, Inc.*	29,549	9,561,170

Spotify Technology SA*	69,647	10,415,709

Walt Disney Co.	130,923	18,935,394

		55,753,340

Interactive Media & Services 5.3%

Alphabet, Inc. “A”*	12,573	16,840,150

Alphabet, Inc. “C”*	14,542	19,442,945

Facebook, Inc. “A”*	43,638	8,956,700

Pinterest, Inc. “A”*	28,957	539,758

		45,779,553

Wireless Telecommunication Services 1.2%
T-Mobile U.S., Inc.*	130,541	10,237,025

Consumer Discretionary 14.2%
Hotels, Restaurants & Leisure 3.0%

Las Vegas Sands Corp.	65,516	4,523,224

McDonald’s Corp.	79,334	15,677,192

Planet Fitness, Inc. “A”*	73,291	5,473,372

		25,673,788

Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc.*	20,447	37,782,785

Multiline Retail 1.3%
Dollar General Corp.	69,992	10,917,352

Specialty Retail 4.6%

Burlington Stores, Inc.*	41,609	9,488,100

CarMax, Inc.*	103,668	9,088,574

Home Depot, Inc.	99,612	21,753,268

		40,329,942

Textiles, Apparel & Luxury Goods 0.9%
Lululemon Athletica, Inc.*	35,737	8,279,191

Consumer Staples 3.3%
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	35,624	10,470,606

Food Products 1.4%
Mondelez International, Inc. “A”	223,498	12,310,270

Personal Products 0.7%
Estee Lauder Companies, Inc. “A”	28,685	5,924,600

Energy 0.4%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.	36,976	3,237,988

Financials 5.4%
Capital Markets 1.6%
Intercontinental Exchange, Inc.	153,742	14,228,822

Consumer Finance 1.2%
American Express Co.	83,353	10,376,615

Insurance 2.6%
Progressive Corp.	313,408	22,687,605

	Shares	Value ($)
Health Care 12.5%
Biotechnology 1.4%

Alexion Pharmaceuticals, Inc.*	47,710	5,159,837

BioMarin Pharmaceutical, Inc.*	41,983	3,549,663

Exact Sciences Corp.*	35,061	3,242,441

		11,951,941

Health Care Equipment & Supplies 6.0%

Becton, Dickinson & Co.	94,598	25,727,818

Danaher Corp.	89,243	13,697,016

DexCom, Inc.*	39,730	8,690,540

The Cooper Companies, Inc.	13,442	4,318,780

		52,434,154

Life Sciences Tools & Services 2.9%
Thermo Fisher Scientific, Inc.	78,804	25,601,056

Pharmaceuticals 2.2%

Bristol-Myers Squibb Co.	53,441	3,430,378

Zoetis, Inc.	115,213	15,248,440

		18,678,818

Industrials 9.7%
Aerospace & Defense 2.6%

Boeing Co.	43,087	14,036,021

TransDigm Group, Inc.	14,574	8,161,440

		22,197,461

Electrical Equipment 1.7%
AMETEK, Inc.	145,760	14,538,102

Industrial Conglomerates 1.4%
Roper Technologies, Inc.	33,955	12,027,880

Machinery 0.7%
Parker-Hannifin Corp.	31,679	6,520,172

Professional Services 2.6%

TransUnion	141,138	12,082,824

Verisk Analytics, Inc.	68,974	10,300,577

		22,383,401

Road & Rail 0.7%
Norfolk Southern Corp.	32,259	6,262,440

Information Technology 37.0%
IT Services 9.7%

Cognizant Technology Solutions Corp. “A”	151,600	9,402,232

Fiserv, Inc.*	155,119	17,936,410

FleetCor Technologies, Inc.*	25,750	7,408,790

Global Payments, Inc.	79,069	14,434,836

Visa, Inc. “A”	186,363	35,017,608

		84,199,876

Semiconductors & Semiconductor Equipment 1.8%

Analog Devices, Inc.	38,301	4,551,691

NVIDIA Corp.	45,256	10,648,737

		15,200,428

Software 17.9%

Adobe, Inc.*	50,656	16,706,856

DocuSign, Inc.*	48,536	3,597,003

Intuit, Inc.	42,522	11,137,788

Microsoft Corp.	458,653	72,329,578

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	7

	Shares	Value ($)

Nuance Communications, Inc.*	367,763	6,557,214

Proofpoint, Inc.*	63,601	7,300,123

Salesforce.com, Inc.*	66,794	10,863,376

ServiceNow, Inc.*	36,776	10,382,600

Synopsys, Inc.*	60,826	8,466,979

VMware, Inc. “A”*	52,457	7,962,448

		155,303,965

Technology Hardware, Storage & Peripherals 7.6%

Apple, Inc.	213,875	62,804,393

Pure Storage, Inc. “A”*	159,353	2,726,530

		65,530,923

Materials 0.7%
Construction Materials
Vulcan Materials Co.	41,880	6,030,301

Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs)

Equinix, Inc.	15,161	8,849,476

	Shares	Value ($)

Prologis, Inc.	84,233	7,508,530

		16,358,006
Total Common Stocks (Cost $382,884,554)		849,208,406

Cash Equivalents 2.0%
DWS Central Cash Management Government Fund, 1.62% (a) (Cost $16,868,479)	16,868,479	16,868,479

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $399,753,033)	100.0	866,076,885
Other Assets and Liabilities, Net	0.0	123,707
Net Assets	100.0	866,200,592

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral —%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (a) (b)
5,457,000	—	5,457,000	(c)	—	—	25,584	—	—	—
Cash Equivalents 2.0%
DWS Central Cash Management Government Fund, 1.62% (a)
12,082,625	117,362,992	112,577,138		—	—	317,537	—	16,868,479	16,868,479
17,539,625	117,362,992	118,034,138		—	—	343,121	—	16,868,479	16,868,479

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$849,208,406	$—	$—	$849,208,406
Short-Term Investments	16,868,479	—	—	16,868,479
Total	$866,076,885	$—	$—	$866,076,885

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Statement of

Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $382,884,554)	$849,208,406
Investment in DWS Central Cash Management Government Fund (cost $16,868,479)	16,868,479
Receivable for Fund shares sold	111,322
Dividends receivable	682,708
Interest receivable	22,965
Other assets	17,428
Total assets	866,911,308

Liabilities
Payable for Fund shares redeemed	233,207
Accrued management fee	270,153
Accrued Trustees’ fees	16,568
Other accrued expenses and payables	190,788
Total liabilities	710,716
Net assets, at value	$866,200,592

Net Assets Consist of
Distributable earnings (loss)	533,954,180
Paid-in capital	332,246,412
Net assets, at value	$866,200,592

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($861,991,399 ÷ 25,934,145 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$33.24
Class B

Net Asset Value, offering and redemption price per share ($4,209,193 ÷ 127,162 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$33.10

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends	$8,406,487
Income distributions — DWS Central Cash Management Government Fund	317,537
Securities lending income, net of borrower rebates	25,584
Total income	8,749,608
Expenses:
Management fee	3,096,591
Administration fee	831,258
Services to Shareholders	2,260
Record keeping fee (Class B)	143
Distribution service fee (Class B)	9,904
Custodian fee	11,241
Professional fees	93,400
Reports to shareholders	46,536
Trustees’ fees and expenses	38,895
Other	49,229
Total expenses	4,179,457
Net investment income	4,570,151

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	63,513,110
Change in net unrealized appreciation (depreciation) on investments	189,217,615
Net gain (loss)	252,730,725
Net increase (decrease) in net assets resulting from operations	$257,300,876

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$4,570,151	$3,736,233
Net realized gain (loss)	63,513,110	94,066,554
Change in net unrealized appreciation (depreciation)	189,217,615	(108,027,003)
Net increase (decrease) in net assets resulting from operations	257,300,876	(10,224,216)
Distributions to shareholders:
Class A	(97,006,648)	(78,292,764)
Class B	(448,501)	(583,563)
Total distributions	(97,455,149)	(78,876,327)
Fund share transactions:
Class A
Proceeds from shares sold	33,974,927	53,233,825
Reinvestment of distributions	97,006,648	78,292,764
Payments for shares redeemed	(152,665,013)	(94,375,223)
Net increase (decrease) in net assets from Class A share transactions	(21,683,438)	37,151,366
Class B
Proceeds from shares sold	340,905	263,138
Reinvestment of distributions	448,501	583,563
Payments for shares redeemed	(824,586)	(2,933,729)
Net increase (decrease) in net assets from Class B share transactions	(35,180)	(2,087,028)
Increase (decrease) in net assets	138,127,109	(54,036,205)
Net assets at beginning of period	728,073,483	782,109,688

Net assets at end of period	$866,200,592	$728,073,483

Other Information
Class A
Shares outstanding at beginning of period	26,575,319	25,154,197
Shares sold	1,101,903	1,730,657
Shares issued to shareholders in reinvestment of distributions	3,253,073	2,776,339
Shares redeemed	(4,996,150)	(3,085,874)
Net increase (decrease) in Class A shares	(641,174)	1,421,122

Shares outstanding at end of period	25,934,145	26,575,319
Class B
Shares outstanding at beginning of period	127,775	191,717
Shares sold	11,255	8,617
Shares issued to shareholders in reinvestment of distributions	15,076	20,738
Shares redeemed	(26,944)	(93,297)
Net increase (decrease) in Class B shares	(613)	(63,942)

Shares outstanding at end of period	127,162	127,775

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$27.27	$30.86	$26.70	$28.22	$29.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.14	.20	.21	.20
Net realized and unrealized gain (loss)	9.53	(.53)	6.47	.83	2.34
Total from investment operations	9.70	(.39)	6.67	1.04	2.54
Less distributions from:
Net investment income	(.14)	(.23)	(.22)	(.22)	(.22)
Net realized gains	(3.59)	(2.97)	(2.29)	(2.34)	(4.05)
Total distributions	(3.73)	(3.20)	(2.51)	(2.56)	(4.27)
Net asset value, end of period	$33.24	$27.27	$30.86	$26.70	$28.22
Total Return (%)	37.14	(1.60)	26.30	4.25	8.62

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	862	725	776	745	849
Ratio of expenses (%)[b]	.50	.50	.50	.50	.49
Ratio of net investment income (loss) (%)	.55	.46	.70	.82	.70
Portfolio turnover rate (%)	11	26	15	35	35

[a]	Based on average shares outstanding during the period.

[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$27.16	$30.75	$26.61	$28.12	$29.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.07	.13	.15	.13
Net realized and unrealized gain (loss)	9.49	(.54)	6.44	.83	2.32
Total from investment operations	9.58	(.47)	6.57	.98	2.45
Less distributions from:
Net investment income	(.05)	(.15)	(.14)	(.15)	(.12)
Net realized gains	(3.59)	(2.97)	(2.29)	(2.34)	(4.05)
Total distributions	(3.64)	(3.12)	(2.43)	(2.49)	(4.17)
Net asset value, end of period	$33.10	$27.16	$30.75	$26.61	$28.12
Total Return (%)	36.79	(1.87)	25.96	4.00	8.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	6	5	4
Ratio of expenses (%)[b]	.76	.76	.75	.76	.76
Ratio of net investment income (loss) (%)	.29	.21	.45	.58	.44
Portfolio turnover rate (%)	11	26	15	35	35

[a]	Based on average shares outstanding during the period.

[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP, DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

12	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	13

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$4,482,995
Undistributed net long-term capital gains	$63,222,506
Net unrealized appreciation (depreciation) on investments	$466,248,679

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $399,828,206. The net unrealized appreciation for all investments based on tax cost was $466,248,679. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $474,433,260 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $8,184,581.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$7,032,512	$9,435,917
Distributions from long-term capital gains	$90,422,637	$69,440,410

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial statement purposes and a recharacterization will be made within the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $92,406,552 and $209,761,373, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

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Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.77%
Class B	1.02%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.75%
Class B	1.00%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $831,258, of which 72,560 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$794	$133
Class B	216	36
	$1,010	$169

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $9,904, of which $883 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $9,089, of which $3,418 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	15

waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,926.

D. Ownership of the Fund

At December 31, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 22%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 47% and 35%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

F. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Capital Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,099.90	$1,098.60
Expenses Paid per $1,000*	$2.65	$4.02

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,022.68	$1,021.37
Expenses Paid per $1,000*	$2.55	$3.87

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Capital Growth VIP	.50%	.76%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

The Fund paid distributions of $3.46 per share from net long-term capital gains during its year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $69,737,000 as capital gain dividends for its year ended December 31, 2019.

For corporate shareholders, 97% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

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believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

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Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

24	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	25

Notes

Notes

VS1capgro-2 (R-025820-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series I

DWS CROCI® International VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU and the withdrawal is expected to take effect on January 31, 2020. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.13% and 1.41% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI EAFE (Europe, Australasia and the Far East) Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Effective December 1, 2019, the MSCI EAFE Value Index has replaced the MSCI EAFE Index as the fund’s primary benchmark index and will no longer serve as the fund’s secondary benchmark index. The Advisor believes that the MSCI EAFE Value Index better represents the fund’s investment strategy and is therefore more suitable for performance comparison.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,177	$12,714	$12,106	$13,120
	Average annual total return	21.77%	8.33%	3.90%	2.75%
MSCI EAFE Value Index	Growth of $10,000	$11,609	$12,015	$11,901	$14,773
	Average annual total return	16.09%	6.31%	3.54%	3.98%
MSCI EAFE Index	Growth of $10,000	$12,201	$13,152	$13,176	$17,085
	Average annual total return	22.01%	9.56%	5.67%	5.50%

DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,124	$12,612	$11,949	$12,787
	Average annual total return	21.24%	8.04%	3.62%	2.49%
MSCI EAFE Value Index	Growth of $10,000	$11,609	$12,015	$11,901	$14,773
	Average annual total return	16.09%	6.31%	3.54%	3.98%
MSCI EAFE Index	Growth of $10,000	$12,201	$13,152	$13,176	$17,085
	Average annual total return	22.01%	9.56%	5.67%	5.50%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

The Fund returned 21.77% (Class A, unadjusted for contract charges) in 2019. In comparison, the MSCI EAFE Index and the MSCI EAFE Value Index posted gains of 22.01% and 16.09%, respectively. The MSCI EAFE Value Index replaced the MSCI EAFE Index as the Fund’s benchmark on December 1, 2019.

International equities performed very well in the past year. Although global economic growth and corporate earnings remained relatively subdued, investors were encouraged by the shift toward more accommodative monetary policies by the U.S. Federal Reserve and other major central banks. The gains were broad-based, with all of the countries represented in the MSCI Value Index producing a positive return. Europe finished ahead of the Asia region, reflecting expectations for renewed quantitative easing by the European Central Bank.

In a continuation of a trend that has been in place for several years, the value style underperformed growth. The MSCI EAFE Value Index, while gaining 16.09%, lagged the 27.90% return of the MSCI EAFE Growth Index. The prospect of slowing economic conditions contributed to increased investor demand for companies with the ability to deliver accelerating profits.

Sector allocations made a meaningful contribution to Fund performance in 2019. No single sector stood out as a key contributor; instead, the positive effect was spread across a number of areas. Overweights in the outperforming health care and consumer discretionary sectors both added value, as did underweights in financials, communication services, real estate, energy, and consumer staples. However, an underweight position in information technology detracted.

Stock selection was a net detractor from performance. Although the Fund’s holdings outpaced the corresponding benchmark components in the consumer discretionary sector, the benefit was outweighed by our weaker results in industrials and health care. Central Japan Railway Company, which declined on concerns about higher-than-expected costs, was a notable detractor in the industrials sector. Hochtief AG* (Germany), International Consolidated Airlines Group SA (United Kingdom), and Bunzl PLC* (U.K.) were also key detractors in industrials. A position in the Belgian biopharmaceutical company UCB SA was the primary reason for the Fund’s shortfall in health care. The stock trailed its sector peers due to the combination of disappointing earnings and a change in management. Outside of these sectors, we lost ground through an investment in the Japanese tire producer Bridgestone Corp, which lagged due to concerns that worldwide auto sales may have peaked.

The Fund’s outperformance in the consumer discretionary sector stemmed from positions in a number of U.K. homebuilding stocks, including Barratt Developments PLC, Persimmon PLC, and Taylor Wimpey PLC. All three stocks surged in late December to greater clarity surrounding Brexit. A Japanese homebuilder, Sekisui House Ltd., also advanced thanks to strong profit growth and its announcement of a share buyback. The British pub operator EI Group PLC — which agreed to a takeover offer from a competitor — aided results in the discretionary space, as well.

Koninklijke DSM NV, a nutritional-science specialist based in the Netherlands, was an additional contributor due to favorable earnings momentum and speculation that the company could be an acquisition target.

Stock-market fundamentals appeared strong as the year grew to a close, highlighted by slow but positive growth and supportive central bank policies. Still, we think a measure of caution is warranted given the extent to which stocks rallied in 2019. In this uncertain environment, our strategy was to maintain our disciplined, systematic approach to stock selection, rather than trying to construct a portfolio on the basis of economic developments or short-term market movements. We believe our unique approach, which looks beyond traditional metrics to assess companies’ true economic valuations, is positioned to capitalize on the most compelling, longer-term value opportunities in the international markets.

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

4	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

MSCI EAFE (Europe, Australasia and the Far East) Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries* around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

*	Not held at December 31, 2019.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	97%	98%
Preferred Stocks	3%	2%
Cash Equivalents	0%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Japan	30%	24%
United Kingdom	19%	14%
France	9%	16%
Switzerland	9%	8%
Netherlands	7%	4%
Australia	7%	2%
Germany	5%	14%
Belgium	4%	4%
Spain	3%	—
Italy	3%	—
Singapore	2%	4%
Hong Kong	1%	6%
New Zealand	1%	—
Sweden	0%	—
Finland	0%	2%
Luxembourg	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Consumer Discretionary	28%	31%
Health Care	16%	13%
Industrials	15%	20%
Financials	14%	—
Materials	11%	11%
Consumer Staples	4%	12%
Information Technology	4%	—
Energy	4%	2%
Communication Services	4%	2%
Utilities	—	9%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 96.8%
Australia 7.2%

Australia & New Zealand Banking Group Ltd.	76,704	1,326,395

BHP Group Ltd.	102,404	2,801,078

Boral Ltd.	326,347	1,026,640

National Australia Bank Ltd.	13,645	235,754

Westpac Banking Corp.	27,412	466,845

(Cost $5,846,620)		5,856,712

Belgium 4.2%
UCB SA (Cost $3,505,605)	43,400	3,451,828

Finland 0.4%
Nokian Renkaat Oyj (Cost $371,146)	10,630	305,781

France 8.9%

Arkema SA	5,407	574,573

Atos SE	9,725	812,735

BNP Paribas SA	5,288	314,365

Credit Agricole SA	49,783	723,104

Sanofi	38,293	3,853,821

Television Francaise 1	79,053	659,796

TOTAL SA	5,427	300,503

(Cost $6,660,298)		7,238,897

Germany 2.6%

Bayer AG (Registered)	6,726	549,074

Brenntag AG	28,971	1,585,966

(Cost $1,981,682)		2,135,040

Hong Kong 0.8%
Yue Yuen Industrial Holdings Ltd. (Cost $676,304)	232,339	687,676

Italy 2.5%
Intesa Sanpaolo SpA (Cost $1,579,336)	767,257	2,020,105

Japan 29.6%

Bridgestone Corp.	57,191	2,124,448

Central Japan Railway Co.	14,074	2,831,577

Hitachi Ltd.	5,300	223,275

ITOCHU Corp.	9,200	213,624

KDDI Corp.	34,100	1,017,773

Mitsubishi Corp.	41,622	1,102,178

Nintendo Co., Ltd.	2,700	1,088,332

Sekisui House Ltd.	95,133	2,036,397

Seven & i Holdings Co., Ltd.	13,400	491,460

Shin-Etsu Chemical Co., Ltd.	5,609	617,426

Shionogi & Co., Ltd.	20,400	1,262,189

Sony Corp.	8,634	586,860

Subaru Corp.	19,757	488,487

Sumitomo Electric Industries Ltd.	109,749	1,652,332

Sumitomo Mitsui Financial Group, Inc.	97,056	3,575,643

Tokyo Electron Ltd.	4,772	1,039,605

Toyota Industries Corp.	29,632	1,707,649

Toyota Motor Corp.	24,046	1,694,998

Z Holdings Corp.	105,000	443,150

(Cost $21,757,101)		24,197,403

	Shares	Value ($)

Netherlands 7.4%

Koninklijke DSM NV	8,566	1,116,522

Randstad NV	29,638	1,817,518

Royal Dutch Shell PLC “A”	105,500	3,107,892

(Cost $6,187,151)		6,041,932

New Zealand 0.8%
Fletcher Building Ltd. (Cost $625,533)	187,668	643,361

Singapore 1.7%
Venture Corp., Ltd. (Cost $1,342,738)	116,283	1,406,203

Spain 3.2%

Banco Bilbao Vizcaya Argentaria SA	285,602	1,599,507

Banco Santander SA	240,249	1,007,608

(Cost $2,795,707)		2,607,115

Sweden 0.5%
Volvo AB “B” (Cost $357,989)	23,062	385,915

Switzerland 8.5%

Adecco Group AG (Registered)	30,621	1,935,379

LafargeHolcim Ltd. (Registered)*	14,980	831,728

Roche Holding AG (Genusschein)	12,888	4,182,166

(Cost $6,172,025)		6,949,273

United Kingdom 18.5%

Barratt Developments PLC	337,808	3,355,799

British American Tobacco PLC	23,460	1,005,401

EI Group PLC*	384,015	1,445,093

Ferguson PLC	7,308	664,114

International Consolidated Airlines Group SA	165,610	1,372,197

Persimmon PLC	85,126	3,053,739

Rio Tinto PLC	17,804	1,065,582

Taylor Wimpey PLC	1,237,192	3,187,703

(Cost $12,011,305)		15,149,628
Total Common Stocks (Cost $71,870,540)		79,076,869

Preferred Stocks 2.6%
Germany
Henkel AG & Co. KGaA (Cost $2,317,236)	20,310	2,108,923

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.62% (a) (Cost $226,563)	226,563	226,563

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $74,414,339)	99.7	81,412,355
Other Assets and Liabilities, Net	0.3	265,020
Net Assets	100.0	81,677,375

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Security Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.50% (a) (b)
1,268	—	1,268	(c)	—	—	17,999	—	—	—
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.62% (a)
258,740	12,528,644	12,560,821		—	—	13,437	—	226,563	226,563
260,008	12,528,644	12,562,089		—	—	31,436	—	226,563	226,563

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended December 31, 2019.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$5,856,712	$—	$5,856,712
Belgium	—	3,451,828	—	3,451,828
Finland	—	305,781	—	305,781
France	—	7,238,897	—	7,238,897
Germany	—	2,135,040	—	2,135,040
Hong Kong	—	687,676	—	687,676
Italy	—	2,020,105	—	2,020,105
Japan	—	24,197,403	—	24,197,403
Netherlands	—	6,041,932	—	6,041,932
New Zealand	—	643,361	—	643,361
Singapore	—	1,406,203	—	1,406,203
Spain	—	2,607,115	—	2,607,115
Sweden	—	385,915	—	385,915
Switzerland	—	6,949,273	—	6,949,273
United Kingdom	—	15,149,628	—	15,149,628
Preferred Stocks	—	2,108,923	—	2,108,923
Short-Term Investments	226,563	—	—	226,563
Total	$226,563	$81,185,792	$—	$81,412,355

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Statement of

Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $74,187,776)	$81,185,792
Investment in DWS Central Cash Management Government Fund (cost $226,563)	226,563
Foreign currency, at value (cost $57,498)	58,142
Receivable for Fund shares sold	37,804
Dividends receivable	72,509
Interest receivable	373
Foreign taxes recoverable	250,150
Other assets	2,316
Total assets	81,833,649

Liabilities
Payable for Fund shares redeemed	3,156
Accrued management fee	40,881
Accrued Trustees’ fees	2,269
Other accrued expenses and payables	109,968
Total liabilities	156,274
Net assets, at value	$81,677,375

Net Assets Consist of
Distributable earnings (loss)	(21,719,242)
Paid-in capital	103,396,617
Net assets, at value	$81,677,375

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($81,345,674 ÷ 11,073,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.35
Class B

Net Asset Value, offering and redemption price per share ($331,701 ÷ 45,067 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.36

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $269,496)	$3,095,547
Income distributions — DWS Central Cash Management Government Fund	13,437
Securities lending income, net of borrower rebates	17,228
Total income	3,126,212
Expenses:
Management fee	575,572
Administration fee	76,368
Services to shareholders	2,852
Distribution service fee (Class B)	759
Custodian fee	35,455
Professional fees	97,979
Reports to shareholders	35,105
Trustees’ fees and expenses	6,057
Other	21,047
Total expenses before expense reductions	851,194
Expense reductions	(186,013)
Total expenses after expense reductions	665,181
Net investment income	2,461,031

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,706,585)
Foreign currency	1,559
(2,705,026)
Change in net unrealized appreciation (depreciation) on:
Investments	15,300,127
Foreign currency	3,211
15,303,338
Net gain (loss)	12,598,312
Net increase (decrease) in net assets resulting from operations	$15,059,343

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$2,461,031	$2,370,083
Net realized gain (loss)	(2,705,026)	2,593,804
Change in net unrealized appreciation (depreciation)	15,303,338	(17,372,232)
Net increase (decrease) in net assets resulting from operations	15,059,343	(12,408,345)
Distributions to shareholders:
Class A	(2,300,083)	(895,216)
Class B	(8,223)	(2,479)
Total distributions	(2,308,306)	(897,695)
Fund share transactions:
Class A
Proceeds from shares sold	3,060,066	4,166,625
Reinvestment of distributions	2,300,083	895,216
Payments for shares redeemed	(9,141,481)	(11,189,329)
Net increase (decrease) in net assets from Class A share transactions	(3,781,332)	(6,127,488)
Class B
Proceeds from shares sold	14,796	14,693
Reinvestment of distributions	8,223	2,479
Payments for shares redeemed	(17,636)	(18,167)
Net increase (decrease) in net assets from Class B share transactions	5,383	(995)
Increase (decrease) in net assets	8,975,088	(19,434,523)
Net assets at beginning of period	72,702,287	92,136,810

Net assets at end of period	$81,677,375	$72,702,287

Other Information
Class A
Shares outstanding at beginning of period	11,634,868	12,504,196
Shares sold	460,287	588,874
Shares issued to shareholders in reinvestment of distributions	345,358	123,648
Shares redeemed	(1,366,668)	(1,581,850)
Net increase (decrease) in Class A shares	(561,023)	(869,328)

Shares outstanding at end of period	11,073,845	11,634,868
Class B
Shares outstanding at beginning of period	44,210	44,351
Shares sold	2,213	2,083
Shares issued to shareholders in reinvestment of distributions	1,231	342
Shares redeemed	(2,587)	(2,566)
Net increase (decrease) in Class B shares	857	(141)

Shares outstanding at end of period	45,067	44,210

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.22	$7.34	$6.47	$7.15	$7.86
Income (loss) from investment operations:

Net investment income (loss)[a]	.22	.20	.16	.16	.21
Net realized and unrealized gain (loss)	1.11	(1.25)	1.21	(.13)	(.59)
Total from investment operations	1.33	(1.05)	1.37	.03	(.38)
Less distributions from:

Net investment income	(.20)	(.07)	(.50)	(.71)	(.33)
Net asset value, end of period	$7.35	$6.22	$7.34	$6.47	$7.15
Total Return (%)[b]	21.77	(14.39)	21.96	.74	(5.48)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	72	92	94	105
Ratio of expenses before expense reductions (%)[c]	1.11	1.13	1.10	1.12	1.05
Ratio of expenses after expense reductions (%)[c]	.87	.87	.84	.84	.98
Ratio of net investment income (loss) (%)	3.22	2.78	2.24	2.46	2.74
Portfolio turnover rate (%)	101	59	73	67	99

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.24	$7.36	$6.48	$7.16	$7.87
Income (loss) from investment operations:

Net investment income (loss)[a]	.20	.18	.13	.14	.19
Net realized and unrealized gain (loss)	1.11	(1.24)	1.23	(.13)	(.59)
Total from investment operations	1.31	(1.06)	1.36	.01	(.40)
Less distributions from:

Net investment income	(.19)	(.06)	(.48)	(.69)	(.31)
Net asset value, end of period	$7.36	$6.24	$7.36	$6.48	$7.16
Total Return (%)[b]	21.24	(14.57)	21.76	.48	(5.71)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.33	.28	.33	.27	.27
Ratio of expenses before expense reductions (%)[c]	1.39	1.41	1.38	1.40	1.33
Ratio of expenses after expense reductions (%)[c]	1.12	1.12	1.09	1.10	1.23
Ratio of net investment income (loss) (%)	2.96	2.54	1.86	2.18	2.47
Portfolio turnover rate (%)	101	59	73	67	99

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP, DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or

12	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Prior to December 12, 2019, Deutsche Bank AG was the lending agent for the Fund. Effective December 12, 2019, Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $30,763,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,950,000) and long-term losses ($22,813,000).

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	13

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provisions for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$2,438,752
Capital loss carryforwards	$(30,763,000)
Net unrealized appreciation (depreciation) on investments	$6,602,363

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $74,809,992. The net unrealized appreciation for all investments based on tax cost was $6,602,363. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $8,682,219 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,079,856.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$2,308,306	$897,695

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $75,953,977 and $79,489,453, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group

14	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to October 1, 2019, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Effective October 1, 2019, pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.650%
Over $500 million of average daily net assets	.600%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.75% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class B	1.12%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$185,196
Class B	817
$186,013

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $76,368, of which $6,847 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$627	$104
Class B	81	14
	$708	$118

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $759, of which $70 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $7,931 of which $3,476 is unpaid.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	15

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Prior to December 12, 2019, Deutsche Bank AG was the lending agent for the Fund. Effective December 12, 2019, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the period ended December 11, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,297.

D. Ownership of the Fund

At December 31, 2019, five participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 25%, 17%, 13%, 11% and 11%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 84% and 10%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

F. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

16	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI International VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI International VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,120.40	$1,118.50
Expenses Paid per $1,000*	$4.65	$5.98

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,020.82	$1,019.56
Expenses Paid per $1,000*	$4.43	$5.70

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS CROCI® International VIP	.87%	1.12%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Tax Information	(Unaudited)

The Fund paid foreign taxes of $209,079 and earned $2,330,517 of foreign source income during the year ended December 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.019 per share as foreign taxes paid and $0.210 per share as income earned from foreign sources for the year ended December 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts’ policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trusts’ policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

20	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.14% and 0.04%, respectively. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	21

pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	23

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

24	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	25

Notes

Notes

VS1cint-2 (R-025823-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series I

DWS Core Equity VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.61% and 0.93% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,030	$14,872	$17,293	$35,132
	Average annual total return	30.30%	14.15%	11.58%	13.39%
Russell 1000® Index	Growth of $10,000	$13,143	$15,228	$17,220	$35,609
	Average annual total return	31.43%	15.05%	11.48%	13.54%

DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,992	$14,734	$17,043	$34,181
	Average annual total return	29.92%	13.79%	11.25%	13.08%
Russell 1000® Index	Growth of $10,000	$13,143	$15,228	$17,220	$35,609
	Average annual total return	31.43%	15.05%	11.48%	13.54%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

The combination of steady economic growth and the U.S. Federal Reserve’s shift to a more accommodative monetary policy helped propel the Russell 1000® Index (the Fund’s benchmark) to a gain of 31.43% in 2019. This marked not only the highest return for the index since 2013, but also its second-best showing of the past 20 years.

The Fund returned 30.30% (Class A shares, unadjusted for contract charges), closely in line with the index. Consistent with our bottom-up approach, stock selection was the key factor driving relative performance. Our holdings produced the strongest relative results in the information technology, industrials, and consumer staples sectors. Conversely, we experienced weaker comparative performance in health care, communication services, and consumer discretionary.

Teradyne, Inc., which was boosted by stable growth, robust orders, and improving prospects for the overall semiconductor cycle, was the leading contributor in information technology. An overweight in Apple, Inc., one of the best-performing stocks in the large-cap technology space, also helped performance. The Fund’s strength in industrials was partially the result of a position in L3Harris Technologies, Inc. The company issued a favorable first-quarter earnings report highlighted by increased sales and free cash flow, boosting its shares. Roper Technologies, Inc.,* and Ingersoll-Rand PLC added value, as well.

The beauty-products company Coty, Inc.* was the top contributor in both the consumer staples sector and the portfolio as a whole. In addition to reporting better-than-expected profits and inking a new licensing deal with Burberry, Coty received a tender offer at a premium from a German conglomerate.

The pharmaceutical company AbbVie, Inc.* was the primary reason for the Fund’s shortfall in health care. Rising competition for the company’s most important drug, Humira, led to uncertainty regarding its future profit outlook. While the stock rebounded in the second half of the year, the Fund did not participate in the recovery due to our decision to sell the position in July 2019. On the plus side, our results in the health care sector were aided by the biotechnology firm Celgene Corp.,* which received a buyout offer from Bristol-Myers Squibb Co.* in January 2019 and subsequently became the target of a bidding war.

The Fund’s underperformance in communication services largely stemmed from positions in Omnicom Group, Inc. and T-Mobile U.S., Inc. While both stocks posted gains, they failed to keep pace with the broader sector. The resulting deficit was offset somewhat by a position in Live Nation Entertainment, Inc. The stock was helped by consistently positive earnings reports and growth in the free cash flow from its theater and entertainment business. In the consumer discretionary area, our shortfall was primarily the result of a position in Macy’s, Inc.,* which was pressured by the persistent concerns about the outlook for broadline retailers. Outside of these sectors, the business-process outsourcing specialist Conduent, Inc.* was the largest detractor. The stock fell sharply for a myriad of reasons, including missed earnings expectations, the unexpected resignation of its chief executive officer, and reduced hopes for a potential buyout offer.

The past year was an unusual time for the markets, not just because of the sizable returns for the major indexes, but also for the consistent outperformance of growth and momentum-oriented stocks. In this type of market, it can be easy for investors to forget that sectors, styles, and factors tend to alternate leadership over time, and that the shifts can occur very quickly. With this in mind, we strive to pursue a dispassionate and quantitative strategy that seeks the optimal combination of factors instead of trying to chase those which happen to be outperforming at a given time. We believe maintaining this steady, analytical approach through all markets, rather than reacting to transitory developments, is well suited to our goal of longer-term outperformance.

Pankaj Bhatnagar, PhD, Managing Director

Di Kumble, CFA, Managing Director

Arno V. Puskar, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Terms to Know

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

*	Not held at December 31, 2019.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	99%	98%
Cash Equivalents	1%	2%
Exchange-Traded Fund	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Information Technology	22%	19%
Health Care	16%	15%
Financials	12%	14%
Communication Services	11%	11%
Industrials	10%	10%
Consumer Discretionary	9%	10%
Consumer Staples	7%	7%
Energy	4%	4%
Utilities	4%	4%
Real Estate	3%	3%
Materials	2%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 99.5%
Communication Services 9.9%
Entertainment 1.8%
Live Nation Entertainment, Inc.*	28,411	2,030,534

Interactive Media & Services 3.9%

Alphabet, Inc. “A”*	1,248	1,671,559

Alphabet, Inc. “C”*	1,505	2,012,215

TripAdvisor, Inc.	20,169	612,734

		4,296,508

Media 2.3%

Interpublic Group of Companies, Inc.	25,134	580,595

Omnicom Group, Inc.	24,637	1,996,090

		2,576,685

Wireless Telecommunication Services 1.9%
T-Mobile U.S., Inc.*	25,971	2,036,646

Consumer Discretionary 11.6%
Auto Components 1.0%
Gentex Corp.	37,630	1,090,517

Hotels, Restaurants & Leisure 2.2%

Marriott International, Inc. “A”	3,859	584,368

MGM Resorts International	39,140	1,302,188

Wyndham Hotels & Resorts, Inc.	8,941	561,584

		2,448,140

Household Durables 1.0%

D.R. Horton, Inc.	10,323	544,538

PulteGroup, Inc.	13,905	539,514

		1,084,052

Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc.*	2,658	4,911,559

Specialty Retail 1.6%

Best Buy Co., Inc.	12,182	1,069,580

Home Depot, Inc.	2,982	651,209

		1,720,789

Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. “B”	15,311	1,551,158

Consumer Staples 7.1%
Beverages 4.0%

Keurig Dr Pepper, Inc.	36,193	1,047,787

Molson Coors Brewing Co. “B”	23,233	1,252,259

PepsiCo, Inc.	15,181	2,074,787

		4,374,833

Food & Staples Retailing 1.4%

Costco Wholesale Corp.	1,413	415,309

U.S. Foods Holding Corp.*	20,006	838,051

Walmart, Inc.	2,216	263,350

		1,516,710

Household Products 0.9%
Energizer Holdings, Inc. (a)	21,099	1,059,592

Personal Products 0.8%
Herbalife Nutrition Ltd.*	18,806	896,482

	Shares	Value ($)
Energy 3.8%
Energy Equipment & Services 0.9%

National Oilwell Varco, Inc.	23,204	581,260

Schlumberger Ltd.	10,342	415,748

		997,008

Oil, Gas & Consumable Fuels 2.9%

Cheniere Energy, Inc.*	8,846	540,225

Exxon Mobil Corp.	10,218	713,012

Kinder Morgan, Inc.	47,008	995,160

Targa Resources Corp.	23,716	968,324

		3,216,721

Financials 11.6%
Banks 5.9%

Bank of America Corp.	17,946	632,058

Citigroup, Inc.	26,318	2,102,545

JPMorgan Chase & Co.	13,415	1,870,051

Popular, Inc.	20,947	1,230,637

Wells Fargo & Co.	10,670	574,046

		6,409,337

Capital Markets 3.6%

Ameriprise Financial, Inc.	1,622	270,193

Ares Capital Corp.	28,926	539,470

CME Group, Inc.	4,242	851,454

Intercontinental Exchange, Inc.	6,678	618,049

LPL Financial Holdings, Inc.	15,368	1,417,698

The Goldman Sachs Group, Inc.	1,227	282,124

		3,978,988

Insurance 2.1%

Chubb Ltd.	6,561	1,021,285

MetLife, Inc.	25,368	1,293,007

		2,314,292

Health Care 16.5%
Biotechnology 5.4%

Alexion Pharmaceuticals, Inc.*	5,049	546,049

Amgen, Inc.	11,956	2,882,233

Biogen., Inc.*	5,486	1,627,861

Gilead Sciences, Inc.	13,454	874,241

		5,930,384

Health Care Equipment & Supplies 4.4%

Baxter International, Inc.	6,536	546,540

Boston Scientific Corp.*	8,770	396,580

Danaher Corp.	6,286	964,775

Hill-Rom Holdings, Inc.	13,810	1,567,849

Medtronic PLC	12,232	1,387,721

		4,863,465

Health Care Providers & Services 3.4%

Cigna Corp. *	5,428	1,109,972

DaVita, Inc.*	6,270	470,438

Guardant Health, Inc.*	6,775	529,398

HCA Healthcare, Inc.	7,259	1,072,953

McKesson Corp.	3,836	530,596

		3,713,357

Pharmaceuticals 3.3%

Eli Lilly & Co.	5,650	742,579

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	7

	Shares	Value ($)

Merck & Co., Inc.	17,724	1,611,998

Pfizer, Inc.	33,628	1,317,545

		3,672,122

Industrials 8.8%
Aerospace & Defense 3.7%

Arconic, Inc.	20,412	628,077

Boeing Co.	1,935	630,346

L3Harris Technologies, Inc.	8,238	1,630,053

Teledyne Technologies, Inc.*	3,231	1,119,671

		4,008,147

Building Products 0.3%
Owens Corning	4,188	272,722

Commercial Services & Supplies 1.5%
Waste Management, Inc.	14,672	1,672,021

Industrial Conglomerates 0.7%
Honeywell International, Inc.	4,467	790,659

Machinery 1.2%

Ingersoll-Rand PLC	2,050	272,486

Parker-Hannifin Corp.	5,180	1,066,148

		1,338,634

Professional Services 0.8%
Equifax, Inc.	6,240	874,349

Road & Rail 0.6%
Norfolk Southern Corp.	3,581	695,179

Information Technology 21.8%
IT Services 3.7%

Gartner, Inc.*	7,910	1,218,931

Visa, Inc. “A”	15,341	2,882,574

		4,101,505

Semiconductors & Semiconductor Equipment 3.6%

Applied Materials, Inc.	3,794	231,586

Intel Corp.	18,854	1,128,412

QUALCOMM., Inc.	14,973	1,321,068

Teradyne, Inc.	17,643	1,203,076

		3,884,142

Software 7.6%

Microsoft Corp.	40,977	6,462,073

Oracle Corp.	29,950	1,586,751

Splunk, Inc.*	2,324	348,065

		8,396,889

Technology Hardware, Storage & Peripherals 6.9%

Apple, Inc.	23,077	6,776,561

Hewlett Packard Enterprise Co.	53,380	846,607

		7,623,168

Materials 2.3%
Chemicals 0.7%

PPG Industries, Inc.	2,066	275,790

Westlake Chemical Corp.	7,112	498,907

		774,697

	Shares	Value ($)

Containers & Packaging 0.3%
International Paper Co.	6,319	290,990

Metals & Mining 1.3%
Steel Dynamics, Inc.	42,250	1,438,190

Real Estate 3.5%
Equity Real Estate Investment Trusts (REITs)

AvalonBay Communities, Inc.	5,571	1,168,239

Digital Realty Trust, Inc.	7,556	904,755

Iron Mountain, Inc.	16,591	528,755

Prologis, Inc.	11,241	1,002,023

Public Storage	1,139	242,561

		3,846,333

Utilities 2.6%
Electric Utilities 0.9%

Evergy, Inc.	8,104	527,489

Pinnacle West Capital Corp.	5,379	483,734

		1,011,223

Gas Utilities 0.5%
UGI Corp.	10,543	476,122

Multi-Utilities 0.2%
WEC Energy Group, Inc.	2,696	248,652

Water Utilities 1.0%
American Water Works Co., Inc.	9,097	1,117,566

Total Common Stocks (Cost $72,745,054)		109,551,067

Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c) (Cost $1,076,250)	1,076,250	1,076,250

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.62% (b) (Cost $568,188)	568,188	568,188

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $74,389,492)	101.0	111,195,505
Other Assets and Liabilities, Net	(1.0)	(1,123,221)
Net Assets	100.0	110,072,284

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c)
—	1,076,250	(d)	—	—	—	6,604	—	1,076,250	1,076,250
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.62% (b)
1,529,105	10,524,724		11,485,641	—	—	14,910	—	568,188	568,188
1,529,105	11,600,974		11,485,641	—	—	21,514	—	1,644,438	1,644,438

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $1,054,620, which is 1.0% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$109,551,067	$—	$—	$109,551,067
Short-Term Investments (e)	1,644,438	—	—	1,644,438
Total	$111,195,505	$—	$—	$111,195,505

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	9

Statement of

Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $72,745,054) — including $1,054,620 of securities loaned	$109,551,067
Investment in DWS Government & Agency Securities Portfolio (cost $1,076,250)*	1,076,250
Investment in DWS Central Cash Management Government Fund (cost $568,188)	568,188
Receivable for Fund shares sold	11,804
Dividends receivable	135,978
Interest receivable	640
Other assets	2,698
Total assets	111,346,625

Liabilities
Payable upon return of securities loaned	1,076,250
Payable for Fund shares redeemed	57,122
Accrued management fee	35,909
Accrued Trustees’ fees	1,817
Other accrued expenses and payables	103,243
Total liabilities	1,274,341
Net assets, at value	$110,072,284

Net Assets Consist of
Distributable earnings (loss)	42,526,198
Paid-in capital	67,546,086
Net assets, at value	$110,072,284

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($106,736,623 ÷ 9,438,162 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.31
Class B

Net Asset Value, offering and redemption price per share ($3,335,661 ÷ 295,485 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.29

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,615)	$2,022,611
Income distributions — DWS Central Cash Management Government Fund	14,910
Securities lending income, net of borrower rebates	6,604
Total income	2,044,125
Expenses:
Management fee	409,664
Administration fee	105,042
Services to Shareholders	1,488
Recordkeeping fee (Class B)	2,111
Distribution service fee (Class B)	7,924
Custodian fee	7,321
Professional fees	79,424
Reports to shareholders	36,229
Trustees’ fees and expenses	7,097
Other	9,135
Total expenses	665,435
Net investment income	1,378,690

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	4,633,506
Change in net unrealized appreciation (depreciation) on investments	21,368,817
Net gain (loss)	26,002,323
Net increase (decrease) in net assets resulting from operations	$27,381,013

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income	$1,378,690	$1,209,051
Net realized gain (loss)	4,633,506	11,503,842
Change in net unrealized appreciation (depreciation)	21,368,817	(18,122,668)
Net increase (decrease) in net assets resulting from operations	27,381,013	(5,409,775)
Distributions to shareholders :
Class A	(12,354,795)	(29,462,065)
Class B	(374,998)	(916,591)
Total distributions	(12,729,793)	(30,378,656)
Fund share transactions:
Class A
Proceeds from shares sold	2,580,344	5,049,625
Reinvestment of distributions	12,354,795	29,462,065
Payments of shares redeemed	(14,245,198)	(12,963,703)
Net increase (decrease) in net assets from Class A share transactions	689,941	21,547,987
Class B
Proceeds from shares sold	20,736	275,886
Reinvestment of distributions	374,998	916,591
Payments of shares redeemed	(345,789)	(404,039)
Net increase (decrease) in net assets from Class B share transactions	49,945	788,438
Increase (decrease) in net assets	15,391,106	(13,452,006)
Net assets at beginning of period	94,681,178	108,133,184

Net assets at end of period	$110,072,284	$94,681,178

Other Information
Class A
Shares outstanding at beginning of period	9,343,340	7,169,708
Shares sold	247,017	448,326
Shares issued to shareholders in reinvestment of distributions	1,204,171	2,816,641
Shares redeemed	(1,356,366)	(1,091,335)
Net increase (decrease) in Class A shares	94,822	2,173,632

Shares outstanding at end of period	9,438,162	9,343,340
Class B
Shares outstanding at beginning of period	289,832	215,292
Shares sold	2,008	20,116
Shares issued to shareholders in reinvestment of distributions	36,549	87,628
Shares redeemed	(32,904)	(33,204)
Net increase (decrease) in Class B shares	5,653	74,540

Shares outstanding at end of period	295,485	289,832

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.83	$14.64	$13.16	$13.29	$12.76
Income (loss) from investment operations:

Net investment income[a]	.14	.14	.17	.17	.15
Net realized and unrealized gain (loss)	2.70	(.71)	2.44	1.09	.52
Total from investment operations	2.84	(.57)	2.61	1.26	.67
Less distributions from:

Net investment income	(.12)	(.27)	(.17)	(.19)	(.11)
Net realized gains	(1.24)	(3.97)	(.96)	(1.20)	(.03)
Total distributions	(1.36)	(4.24)	(1.13)	(1.39)	(.14)
Net asset value, end of period	$11.31	$9.83	$14.64	$13.16	$13.29
Total Return (%)	30.30	(5.69)	21.02	10.48	5.25

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	92	105	163	176
Ratio of expenses (%)[b]	.62	.61	.57	.57	.56
Ratio of net investment income (%)	1.32	1.14	1.22	1.34	1.11
Portfolio turnover rate (%)	40	43	39	43	27

[a]	Based on average shares outstanding during the period.

[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.81	$14.62	$13.14	$13.26	$12.74
Income (loss) from investment operations:

Net investment income[a]	.11	.10	.13	.13	.11
Net realized and unrealized gain (loss)	2.70	(.72)	2.44	1.10	.52
Total from investment operations	2.81	(.62)	2.57	1.23	.63
Less distributions from:

Net investment income	(.09)	(.22)	(.13)	(.15)	(.08)
Net realized gains	(1.24)	(3.97)	(.96)	(1.20)	(.03)
Total distributions	(1.33)	(4.19)	(1.09)	(1.35)	(.11)
Net asset value, end of period	$11.29	$9.81	$14.62	$13.14	$13.26
Total Return (%)	29.92	(6.02)	20.68	10.25	4.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2	2
Ratio of expenses (%)[b]	.94	.93	.86	.86	.83
Ratio of net investment income (%)	1.00	.82	.94	1.06	.84
Portfolio turnover rate (%)	40	43	39	43	27

[a]	Based on average shares outstanding during the period.

[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP, DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETF’s”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETF’s are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	13

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

14	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,308,650
Undistributed net long-term capital gains	$4,601,753
Net unrealized appreciation (depreciation) on investments	$36,605,285

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $74,590,220. The net unrealized appreciation for all investments based on tax cost was $36,605,285. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $37,522,085 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $916,800.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$1,147,698	$2,110,009
Distributions from long-term capital gains	$11,582,095	$28,268,647

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $41,265,182 and $50,662,964, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	15

For the period from January 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class B	1.07%

Effective from October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.72%
Class B	1.03%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $105,042, of which $9,207 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$637	$106
Class B	121	20
	$758	$126

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $7,924, of which $699 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $8,546, of which $3,319 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

16	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $497.

D. Ownership of the Fund

At December 31, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 48% and 17%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 46% and 37%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

F. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Core Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

18	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,102.30	$1,100.40
Expenses Paid per $1,000*	$3.34	$5.03

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,022.03	$1,020.42
Expenses Paid per $1,000*	$3.21	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Core Equity VIP	.63%	.95%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $1.24 per share from net long-term capital gains during its year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,139,000 as capital gain dividends for its year ended December 31, 2019.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public

22	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

24	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	25

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Notes

VS1coreq-2 (R-025822-10 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series I

DWS Global Small Cap VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund’s Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019, are 1.10% and 1.39% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,129	$11,572	$11,890	$20,400
	Average annual total return	21.29%	4.99%	3.52%	7.39%
S&P Developed SmallCap Index	Growth of $10,000	$12,614	$13,407	$15,058	$27,406
	Average annual total return	26.14%	10.27%	8.53%	10.61%

DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,108	$11,477	$11,731	$19,900
	Average annual total return	21.08%	4.70%	3.24%	7.12%
S&P Developed SmallCap Index	Growth of $10,000	$12,614	$13,407	$15,058	$27,406
	Average annual total return	26.14%	10.27%	8.53%	10.61%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

DWS Global Small Cap VIP returned 21.29% in 2019 (Class A shares, unadjusted for contract charges) and underperformed the 26.14% return of its benchmark, the S&P® Developed SmallCap Index.

Global equities performed very well in 2019, reflecting the shift by the U.S. Federal Reserve and other major central banks toward more accommodative policies. In combination with a slow, but positive economic expansion and continued growth in corporate earnings, the move to a lower interest-rate regime boosted investors’ appetite for risk. Despite the positive overall return for stocks, small caps trailed the broader market globally as investors sought the perceived safety of large- and mega-cap equities. U.S. stocks outperformed the international markets, while the growth style outpaced value.

The Fund’s allocation to cash, which we held in an effort to offset market volatility at various points throughout the year, was a key detractor from performance given the strong gains for equities. Stock selection, primarily in health care, also played a role in the shortfall. The biopharmaceutical company Retrophin, Inc. (United States) was the most notable detractor in the sector. One of the company’s key drugs failed to meet expectations, causing the stock to fall sharply in mid-August. A position in Merit Medical Systems, Inc.* also cost the Fund some performance, as shares of the device maker lagged due to weaker-than-expected earnings and reduced forward guidance. Providence Service Corp. (United States), a manager of non-emergency medical transportation programs for state governments and managed care organizations, further weighed on results in health care, as did the U.S. biotechnology firm Heron Therapeutics, Inc.

The financial sector also proved to be a challenging area for the Fund, due in part to a position in the U.S. company Green Dot Corp. The stock slid after the company announced that additional capital expenditures were required to stave off new completion in its core reloadable debit-card business, as well as for the launch of new products. We also lost ground through a holding in the U.S. asset manager Affiliated Managers Group, Inc., which declined due to outflows from several of its key funds.

On the positive side, we generated strong results in the information technology sector. The U.S. semiconductor company Inphi Corp. was the largest contributor to performance. The company makes chips used in fifth generation (5G) mobile communications, an area that has experienced rapid growth as the new technology is rolled out. Altran Technologies SA, a France-based consulting firm that became an acquisition target, further aided returns. Our robust showing in the energy sector stemmed from a position in Dril-Quip, Inc., an oilfield services company whose shares rallied due to improved order growth, cost reductions, and the announcement of a share buyback program. In the industrials sector, the Fund’s outperformance was partially the result of an investment in Techtronic Industries Co., Ltd. The Hong Kong-based maker of power tools and other home-improvement items generates most of its earnings from sales to the United States, particularly at Home Depot. As a result, it was well positioned to benefit from the strength of the U.S. housing market.

The past year brought outperformance for fast-growing and momentum-oriented equities on one hand, and for defensive stocks on the other. This environment worked against the Fund, as the steady growers we emphasize were often left behind in the rally. We believe this sets the stage for a potential “mean reversion” for the types of stocks we hold in the portfolio, particularly in light of the face that their relative values have become more attractive. We would also note that analyst coverage of small caps has declined as asset managers have sought to reduce costs, providing a wider opportunity for active managers to identify inefficiencies in the market. With this as the backdrop, we maintained a focus on undervalued, growing companies with low leverage and management teams whose interests are aligned with those of their shareholders.

Peter Barsa, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Terms to Know

S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Mean reversion is a theory that prices and returns eventually move back toward the long-term mean, or average.

*	Not held at December 31, 2019.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	94%	88%
Cash Equivalents	5%	9%
Exchange-Traded Fund	1%	1%
Convertible Preferred Stock	0%	1%
Preferred Stock	—	1%
Warrant	—	0%
	100%	100%

Geographical Diversification (As of % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
United States	59%	60%
Japan	10%	10%
United Kingdom	6%	5%
Germany	3%	4%
Canada	3%	3%
France	3%	3%
Italy	3%	3%
Austria	2%	2%
Luxembourg	2%	—
Others	9%	10%
	100%	100%

Sector Diversification (As of % of Investment Portfolio excluding Exchange-Traded Fund, Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Industrials	20%	19%
Information Technology	17%	15%
Health Care	14%	16%
Financials	12%	13%
Real Estate	11%	4%
Consumer Discretionary	11%	16%
Materials	6%	6%
Communication Services	3%	3%
Consumer Staples	3%	3%
Energy	3%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 93.7%
Austria 1.9%

Lenzing AG	3,467	320,731

Wienerberger AG	36,818	1,091,114

(Cost $1,394,542)		1,411,845

Bermuda 0.9%
Lazard Ltd. “A” (a) (Cost $356,254)	16,265	649,949

Canada 2.8%

First Quantum Minerals Ltd.	17,977	182,324

Linamar Corp.	12,569	475,542

Pan American Silver Corp.	16,342	387,109

Quebecor, Inc. “B”	39,795	1,015,599

(Cost $1,630,801)		2,060,574

France 2.6%

Alten SA	3,084	389,422

Altran Technologies SA	14,885	236,324

SMCP SA 144A* (b)	24,421	259,680

SPIE SA	37,270	759,199

Synergie SA	7,182	235,404

(Cost $2,472,373)		1,880,029

Germany 3.3%

Deutz AG	77,387	485,900

PATRIZIA AG	61,279	1,357,798

United Internet AG (Registered)	16,617	549,572

(Cost $1,452,000)		2,393,270

Hong Kong 0.5%
Techtronic Industries Co., Ltd. (Cost $58,410)	48,041	393,435

India 1.2%
WNS Holdings Ltd. (ADR)* (Cost $415,935)	13,658	903,477

Ireland 1.6%

Avadel Pharmaceuticals PLC (ADR)* (b)	29,655	223,895

Dalata Hotel Group PLC	104,889	607,307

Ryanair Holdings PLC*	21,445	353,280

(Cost $890,124)		1,184,482

Italy 2.5%

Buzzi Unicem SpA	43,862	1,104,456

Cerved Group SpA	23,914	233,842

Moncler SpA	10,749	483,812

(Cost $1,492,391)		1,822,110

Japan 9.8%

Ai Holdings Corp.	34,117	606,111

Anicom Holdings, Inc.	23,200	782,879

BML, Inc.	27,700	796,813

Daikyonishikawa Corp.	39,500	307,965

Kura Sushi, Inc.	4,800	238,093

Kusuri No Aoki Holdings Co., Ltd.	12,458	779,759

Optex Group Co., Ltd.	17,000	256,052

Sawai Pharmaceutical Co., Ltd.	13,000	824,465

Syuppin Co., Ltd. (b)	49,200	562,802

	Shares	Value ($)

Topcon Corp.	26,500	343,007

UT Group Co., Ltd.	25,024	748,132

Zenkoku Hosho Co., Ltd.	22,400	952,827

(Cost $4,906,893)		7,198,905

Korea 0.6%
i-SENS, Inc. (Cost $569,029)	18,843	418,707

Luxembourg 1.6%
B&M European Value Retail SA (Cost $1,007,174)	221,402	1,201,213

Spain 1.5%
Talgo SA 144A* (Cost $819,877)	163,249	1,117,011

Sweden 1.0%
Nobina AB 144A (Cost $485,067)	110,870	764,443

Switzerland 1.0%

Landis & Gyr Group AG*	4,139	430,019

Transocean Ltd.* (c)	40,471	278,441

(Cost $784,509)		708,460

United Kingdom 5.9%

accesso Technology Group PLC* (b)	11,842	76,049

Arrow Global Group PLC	95,792	326,106

Clinigen Healthcare Ltd.*	32,975	403,691

Domino’s Pizza Group PLC	106,754	452,789

Electrocomponents PLC	132,047	1,185,791

Johnson Service Group PLC	255,682	665,133

Scapa Group PLC	249,121	806,651

Ultra Electronics Holdings PLC	13,329	373,303

(Cost $3,220,820)		4,289,513

United States 55.0%

Advanced Disposal Services, Inc.*	19,649	645,863

Affiliated Managers Group, Inc.	4,203	356,162

Agilysys, Inc.*	13,712	348,422

Americold Realty Trust (REIT)	26,801	939,643

Amicus Therapeutics, Inc.*	13,338	129,912

Arena Pharmaceuticals, Inc.*	8,271	375,669

Bill.Com Holdings, Inc.*	708	26,939

Blucora, Inc.*	13,415	350,668

Cabot Microelectronics Corp.	3,793	547,406

California Resources Corp.* (b)	13,170	118,925

Cardiovascular Systems, Inc.*	16,253	789,733

Casey’s General Stores, Inc.	7,262	1,154,585

Chart Industries, Inc.*	10,311	695,889

Cleveland-Cliffs, Inc. (b)	46,669	392,020

Contango Oil & Gas Co.*	121,885	447,322

Cornerstone OnDemand, Inc.*	11,453	670,573

Dril-Quip, Inc.*	13,199	619,165

Ducommun, Inc.*	26,024	1,314,993

Eagle Bancorp., Inc.	8,104	394,098

EastGroup Properties, Inc. (REIT)	4,060	538,640

Envestnet, Inc.*	10,634	740,445

Essential Properties Realty Trust, Inc. (REIT)	26,858	666,347

Five9, Inc.*	16,384	1,074,463

Four Corners Property Trust, Inc. (REIT)	27,967	788,390

Fox Factory Holding Corp.*	12,182	847,502

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	7

	Shares	Value ($)

Green Dot Corp. “A”*	5,528	128,802

H&E Equipment Services, Inc.	14,014	468,488

Heron Therapeutics, Inc.*	19,877	467,109

Hillenbrand, Inc.	10,258	341,694

Hudson Pacific Properties, Inc. (REIT)	21,914	825,062

Hyster-Yale Materials Handling, Inc.	10,535	621,144

Inphi Corp.*	12,756	944,199

iRhythm Technologies, Inc.*	3,926	267,321

Jack in the Box, Inc.	5,411	422,220

Jefferies Financial Group, Inc.	28,273	604,194

Lumentum Holdings, Inc.*	9,808	777,774

Masonite International Corp.*	7,831	565,476

Mistras Group, Inc.*	9,356	133,510

Molina Healthcare, Inc.*	5,952	807,627

National Storage Affiliates Trust (REIT)	38,326	1,288,520

Neurocrine Biosciences, Inc.*	11,283	1,212,810

Option Care Health, Inc.*	118,212	440,931

Pacira BioSciences, Inc.*	12,803	579,976

Physicians Realty Trust (REIT)	43,944	832,299

Providence Service Corp.*	14,901	881,841

QAD, Inc. “A”	17,187	875,334

QTS Realty Trust, Inc. “A”, (REIT)	8,506	461,621

Retrophin, Inc.*	26,114	370,819

Rush Enterprises, Inc. “A”	37,604	1,748,586

SEACOR Marine Holdings, Inc.*	23,237	320,438

Sinclair Broadcast Group, Inc. “A”	15,935	531,273

South State Corp.	12,960	1,124,280

Synovus Financial Corp.	22,074	865,301

Tandem Diabetes Care, Inc.*	3,297	196,534

Tenneco, Inc. “A”	14,372	188,273

Thermon Group Holdings, Inc.*	40,365	1,081,782

Titan Machinery, Inc.*	33,491	494,997

TopBuild Corp.*	5,803	598,173

Trinseo SA	3,023	112,486

TriState Capital Holdings, Inc.*	27,098	707,800

Varonis Systems, Inc.*	11,732	911,694

WEX, Inc.*	3,693	773,536

YETI Holdings, Inc.* (b)	19,105	664,472

Zions Bancorp. NA	10,965	569,303

(Cost $29,957,948)		40,181,473
Total Common Stocks (Cost $51,914,147)		68,578,896

	Shares	Value ($)

Convertible Preferred Stocks 0.4%
United States
Providence Service Corp. (d) (Cost $196,900)	1,969	292,190

Exchange-Traded Funds 1.2%
United States
iShares Russell 2000 ETF (Cost $778,252)	5,251	869,933

Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (e) (f) (Cost $1,799,761)	1,799,761	1,799,761

Cash Equivalents 4.5%
DWS Central Cash Management Government Fund, 1.62% (e) (Cost $3,272,911)	3,272,911	3,272,911

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $57,961,971)	102.3	74,813,691
Other Assets and Liabilities, Net	(2.3)	(1,695,666)
Net Assets	100.0	73,118,025

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (e) (f)
510,934	1,288,827	(g)	—	—	—	43,649	—	1,799,761	1,799,761
Cash Equivalents 4.5%
DWS Central Cash Management Government Fund, 1.62% (e)
6,042,652	11,750,943		14,520,684	—	—	108,698	—	3,272,911	3,272,911
6,553,586	13,039,770		14,520,684	—	—	152,347	—	5,072,672	5,072,672

*	Non-income producing security.

(a)	Listed on the NASDAQ Stock Market, Inc.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $1,813,328, which is 2.5% of net assets.

(c)	Listed on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $72,184.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$1,411,845	$—	$1,411,845
Bermuda	649,949	—	—	649,949
Canada	2,060,574	—	—	2,060,574
France	—	1,880,029	—	1,880,029
Germany	—	2,393,270	—	2,393,270
Hong Kong	—	393,435	—	393,435
India	903,477	—	—	903,477
Ireland	223,895	960,587	—	1,184,482
Italy	—	1,822,110	—	1,822,110
Japan	—	7,198,905	—	7,198,905
Korea	—	418,707	—	418,707
Luxembourg	—	1,201,213	—	1,201,213
Spain	—	1,117,011	—	1,117,011
Sweden	—	764,443	—	764,443
Switzerland	278,441	430,019	—	708,460
United Kingdom	—	4,289,513	—	4,289,513
United States	40,181,473	—	—	40,181,473
Convertible Preferred Stocks	—	—	292,190	292,190
Exchange-Traded Funds	869,933	—	—	869,933
Short-Term Investments (h)	5,072,672	—	—	5,072,672
Total	$50,240,414	$24,281,087	$292,190	$74,813,691

(h)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $52,889,299) including — $1,813,328 of securities loaned	$69,741,019
Investment in DWS Government & Agency Securities Portfolio (cost $1,799,761)*	1,799,761
Investment in DWS Central Cash Management Government Fund (cost $3,272,911)	3,272,911
Foreign currency, at value (cost $143,382)	144,850
Receivable for investments sold	7,725
Receivable for Fund shares sold	2,408
Dividends receivable	48,402
Interest receivable	8,833
Foreign taxes recoverable	13,294
Other assets	2,072
Total assets	75,041,275

Liabilities
Payable upon return of securities loaned	1,799,761
Payable for Fund shares redeemed	5,944
Accrued management fee	22,700
Accrued Trustees’ fees	2,200
Other accrued expenses and payables	92,645
Total liabilities	1,923,250
Net assets, at value	$73,118,025

Net Assets Consist of
Distributable earnings (loss)	16,272,387
Paid-in capital	56,845,638
Net assets, at value	$73,118,025

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($70,779,246 ÷ 6,910,961 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.24
Class B

Net Asset Value, offering and redemption price per share ($2,338,779 ÷ 238,523 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.81

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $72,184.

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $48,065)	$806,531
Income distributions — DWS Central Cash Management Government Fund	108,698
Securities lending income, net of borrower rebates	43,649
Other income	207
Total income	959,085
Expenses:
Management fee	562,865
Administration fee	70,358
Services to shareholders	1,774
Recordkeeping fee (Class B)	622
Distribution service fee (Class B)	5,432
Custodian fee	20,799
Professional fees	67,142
Reports to shareholders	36,226
Trustees’ fees and expenses	5,813
Other	18,208
Total expenses before expense reductions	789,239
Expense reductions	(208,777)
Total expenses after expense reductions	580,462
Net investment income	378,623

Realized and Unrealized gain (loss)
Net realized gain (loss) from:
Investments	(697,953)
Foreign currency	2,493
(695,460)
Change in net unrealized appreciation (depreciation) on:
Investments	13,799,728
Foreign currency	2,035
13,801,763
Net gain (loss)	13,106,303
Net increase (decrease) in net assets resulting from operations	$13,484,926

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$378,623	$163,692
Net realized gain (loss)	(695,460)	4,101,641
Change in net unrealized appreciation (depreciation)	13,801,763	(21,204,229)
Net increase (decrease) in net assets resulting from operations	13,484,926	(16,938,896)
Distributions to shareholders:
Class A	(3,709,915)	(10,751,156)
Class B	(121,306)	(359,200)
Total distributions	(3,831,221)	(11,110,356)
Fund share transactions:
Class A
Proceeds from shares sold	2,668,513	3,594,525
Reinvestment of distributions	3,709,915	10,751,156
Payments for shares redeemed	(8,101,927)	(9,398,765)
Net increase (decrease) in net assets from Class A share transactions	(1,723,499)	4,946,916
Class B
Proceeds from shares sold	254,888	125,220
Reinvestment of distributions	121,306	359,200
Payments for shares redeemed	(426,683)	(387,600)
Net increase (decrease) in net assets from Class B share transactions	(50,489)	96,820
Increase (decrease) in net assets	7,879,717	(23,005,516)
Net assets at beginning of period	65,238,308	88,243,824

Net assets at end of period	$73,118,025	$65,238,308

Other Information
Class A
Shares outstanding at beginning of period	7,090,435	6,616,392
Shares sold	278,893	323,813
Shares issued to shareholders in reinvestment of distributions	383,652	963,365
Shares redeemed	(842,019)	(813,135)
Net increase (decrease) in Class A shares	(179,474)	474,043

Shares outstanding at end of period	6,910,961	7,090,435
Class B
Shares outstanding at beginning of period	244,229	232,496
Shares sold	27,955	11,426
Shares issued to shareholders in reinvestment of distributions	13,086	33,383
Shares redeemed	(46,747)	(33,076)
Net increase (decrease) in Class B shares	(5,706)	11,733

Shares outstanding at end of period	238,523	244,229

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.91	$12.90	$11.78	$13.17	$14.61
Income (loss) from investment operations:

Net investment income (loss)[a]	.05	.02	.00 *	.03	.06
Net realized and unrealized gain (loss)	1.82	(2.32)	2.21	.15	.21
Total from investment operations	1.87	(2.30)	2.21	.18	.27
Less distributions from:

Net investment income	—	(.04)	—	(.05)	(.14)
Net realized gains	(.54)	(1.65)	(1.09)	(1.52)	(1.57)
Total distributions	(.54)	(1.69)	(1.09)	(1.57)	(1.71)
Net asset value, end of period	$10.24	$8.91	$12.90	$11.78	$13.17
Total Return (%)[b]	21.29	(20.51)	20.02	1.57	1.16

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	63	85	89	104
Ratio of expenses before expense reductions (%)[c]	1.11	1.10	1.15	1.17	1.12
Ratio of expenses after expense reductions (%)[c]	.82	.78	.94	1.02	.99
Ratio of net investment income (loss) (%)	.54	.21	.03	.22	.41
Portfolio turnover rate (%)	23	32	42	41	27

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.57	$12.47	$11.45	$12.85	$14.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.03	(.01)	(.03)	(.03)	.02
Net realized and unrealized gain (loss)	1.75	(2.24)	2.14	.17	.21
Total from investment operations	1.78	(2.25)	2.11	.14	.23
Less distributions from:

Net investment income	—	—	—	(.02)	(.10)
Net realized gains	(.54)	(1.65)	(1.09)	(1.52)	(1.57)
Total distributions	(.54)	(1.65)	(1.09)	(1.54)	(1.67)
Net asset value, end of period	$9.81	$8.57	$12.47	$11.45	$12.85
Total Return (%)[b]	21.08	(20.74)	19.60	1.34	.86

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	3
Ratio of expenses before expense reductions (%)[c]	1.40	1.39	1.44	1.47	1.41
Ratio of expenses after expense reductions (%)[c]	1.09	1.06	1.22	1.30	1.24
Ratio of net investment income (loss) (%)	.27	(.08)	(.26)	(.23)	.15
Portfolio turnover rate (%)	23	32	42	41	27

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP, DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	13

purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,799,761	$—	$—	$72,184	$1,871,945

Gross amount of recognized liabilities for securities lending transactions:					$1,871,945

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities

14	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had a net tax basis short-term capital loss carryforward of approximately $763,000 which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$492,068
Capital loss carryforward	$(763,000)
Net unrealized appreciation (depreciation) on investments	$16,531,104

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $58,282,587. The net unrealized appreciation for all investments based on tax cost was $16,531,104. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $20,428,556 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $3,897,452.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$56,074	$1,136,799
Distributions from long-term capital gains	$3,775,147	$9,973,557

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	15

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $15,045,171 and $17,218,600 respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.78%
Class B	1.06%

For the period from May 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class B	1.11%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.81%
Class B	1.09%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$202,031
Class B	6,746
$208,777

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $70,358, of which $6,149 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$527	$86
Class B	165	27
	$692	$113

16	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $5,432, of which $488 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $8,351, of which $3,633 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2019, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34%, 24% and 15%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 73% and 18%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

F. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	17

fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

18	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Small Cap VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	19

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,068.90	$1,068.60
Expenses Paid per $1,000*	$4.33	$5.74

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,021.02	$1,019.66
Expenses Paid per $1,000*	$4.23	$5.60

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Global Small Cap VIP	.83%	1.10%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Tax Information	(Unaudited)

The Fund paid distributions of $0.54 per share from net long-term capital gains during its year ended December 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	21

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

22	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective October 1, 2017, in connection with the 2017 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.80%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	23

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

26	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	27

VS1glosc-2 (R-025821-9 2/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Variable Series I

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$255,646	$0	$42,783	$11,250
2018	$308,062	$0	$0	$5,520

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2018.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended December 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended December 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$54,033	$740,482	$0	$794,515
2018	$5,520	$0	$0	$5,520

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended December 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/14/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/14/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/14/2020